SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Jameson Inns, Inc.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

JAMESON INNS, INC.

8 Perimeter Center East, Suite 8050

Atlanta, Georgia 30346-1604

Dear Shareholder,

We recently sent you a proxy statement dated November 7, 2003 and an accompanying form of proxy for the Jameson Inns, Inc. annual shareholders meeting to be held on December 17, 2003. The Appendices referred to in the proxy statement were inadvertently omitted from the proxy statement. Enclosed are those Appendices. They include:

• Appendix A	–	Membership Interest Purchase Agreement
• Appendix B	–	Proposed Amendment to Amended and Restated Articles of Incorporation of Jameson Inns, Inc.
• Appendix C	–	Opinion of Raymond James & Associates, Inc.
• Appendix D	–	Amended Charter of the Audit Committee
• Appendix E	–	Audit Committee Pre-Approval Policy for Audit and Non-Audit Services
• Appendix F	–	Jameson 2003 Stock Incentive Plan

These documents should be read in conjunction with the detailed information contained in the proxy statement.

If you are the record holder of your shares, have already submitted your proxy and, after reviewing the enclosed documents would like to change your vote, you should contact:

The Altman Group

1275 Valley Brook Avenue

Lyndhurst, NJ 07071

(201) 460-1200

(201) 460-0050 facsimile

If you decide to attend the meeting in person and are the record owner of your shares, you may still withdraw your proxy and vote at that time. Your right to revoke your proxy is described in more detail in the proxy statement under “The Jameson Annual Meeting—Revocability of Proxies” at page 30.

If your shares are held in the name of a broker, you should contact your broker for information about how to change your vote.

/s/ Steven A. Curlee

Steven A. Curlee Vice President – Legal and Secretary December 4, 2003

Appendix A

MEMBERSHIP INTEREST PURCHASE AGREEMENT

BY AND AMONG

JAMESON INNS, INC.,

A GEORGIA CORPORATION,

KITCHIN HOSPITALITY, LLC,

A GEORGIA LIMITED LIABILITY COMPANY,

AND

EACH OF THE MEMBERS OF KITCHIN HOSPITALITY, LLC

September 10, 2003

TABLE OF CONTENTS

ARTICLE I. PURCHASE AND SALE OF MEMBERSHIP INTERESTS		1

1.1	Purchase and Sale of Membership Interests	1

1.2	Excluded Assets	1

1.3	Purchase Price	1

1.4	Preliminary Balance Sheet; Post-Closing Purchase Price Adjustment	2

1.5	Cash Consideration Payment Procedures	5

1.6	Member’s Acknowledgement	5

1.7	Representative Defined.	5

ARTICLE II. CLOSING		6

2.1	Closing Defined	6

2.2	Documents Delivered By the Members	6

2.3	Payment and Documents To Be Delivered By Buyer	7

ARTICLE III. REPRESENTATIONS AND WARRANTIES		7

3.1	Representations and Warranties of the Company and the Members	7

3.2	Several Representations and Warranties of the Members	23

3.3	Representations and Warranties of Buyer	24

ARTICLE IV. CONDITIONS TO CLOSING		25

4.1	Conditions to Buyer’s Obligations	25

4.2	Conditions to the Members’ Obligations	26

ARTICLE V. COVENANTS OF COMPANY AND MEMBERS		27

5.1	Conduct of Business	27

5.2	Information	28

5.3	Closing	28

5.4	Maintenance of Insurance.	28

5.5	No Shopping or Disclosure	28

5.6	Notice of Insurance	29

5.7	Confidentiality	29

ARTICLE VI. COVENANTS OF BUYER		29

6.1	Maintenance of, and Access to, Records	29

ARTICLE VII. CERTAIN ADDITIONAL COVENANTS		29

7.1	Access to Records and Properties	29

i

7.2	Expenses	30

7.3	Further Assurances	30

7.4	Cooperation in the Defense of Claims	30

ARTICLE VIII. TERMINATION		30

8.1	Termination	30

8.2	Effect of Termination	31

ARTICLE IX. INDEMNIFICATION		32

9.1	Indemnification by the Members	32

9.2	Survival; Certain Limitations on Claims for Indemnification	32

9.3	Notice of Claims; Right to Participate in and Defend Third Party Claim	34

9.4	Other Remedies	35

9.5	The Company’s and Members’ Limitations	35

ARTICLE X. MISCELLANEOUS		35

10.1	Amendments	35

10.2	Entire Agreement	35

10.3	Governing Law	35

10.4	Authority to Act	35

10.5	Notices	35

10.6	Counterparts	36

10.7	Assignment; Affiliates	36

10.8	Waivers	36

10.9	Third Parties	36

10.10	Exhibits and Schedules	36

10.11	Headings	37

10.12	Certain Definitions	37

10.13	Remedies not Exclusive	37

10.14	Gender and Number	37

10.15	Effect of Disclosure on Schedules	37

10.16	Mutual Offset Rights	37

ii

EXHIBITS

Exhibit A:	Members
Exhibit B:	Form of Demand Note
Exhibit C:	Form of Opinion of Counsel to the Company and the Members
Exhibit D:	Form of Shareholders’ Agreement
Exhibit E:	Form of Registration Rights Agreement
Exhibit F:	Organizational Documents of the Company

TABLE OF SCHEDULES

Title of Schedule	Cross Reference to Sections of Agreement
Affiliated Companies	3.1(a), 3.1(i), 3.2(c)
Brokers	3.1(q)
Buyer Representation Exceptions	3.2
Certain Advances	3.1(z)
Changes in Circumstances	3.1(h)
Conduct of Business Exceptions	5.1
Conflicts	3.1(e)
Consents	3.1(e), 3.1(v)
Contracts	3.1(l), 3.1(t)
Employee Plans	3.1(cc)(i)
Employee Relations	3.1(t)
Employee Waivers	3.1(cc)(iv)
Environmental Matters	3.1(bb)
Existing Agreements	9.1(a)
Fixed Assets	3.1(i)
Insurance	3.1(m)
Intellectual Property	3.1(r)
Liabilities	3.1(f), 3.1(g)
Liens	3.1(i)
Litigation	3.1(n)
Permits	3.1(s)
Real Estate and Leases	3.1(j), 3.1(k), 5.1(e)
Regulatory Compliance	3.1(p)
Suppliers	3.1(o)
Terminated Employee Plans	3.1(cc)(i), 3.1(cc)(ii)(M)

iii

MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”), dated as of September 10, 2003, by and among Jameson Inns, Inc., a Georgia corporation (“Buyer”), Kitchin Hospitality, LLC, a Georgia limited liability company (the “Company”), and each of the parties listed on Exhibit A hereto (each, a “Member” and, collectively, the “Members”), constituting all of the members of the Company.

W  I  T  N  E  S  S  E  T  H:

WHEREAS , the Members own the membership interests in the Company set forth on Exhibit A to this Agreement, which represent all of the issued and outstanding membership interests of the Company (the “Membership Interests”); and

WHEREAS , the Members desire to sell to Buyer, and Buyer desires to purchase from the Members, all of the Membership Interests;

NOW, THEREFORE, in consideration of the premises above and the mutual covenants hereinafter set forth and other good and valuable consideration had and received, the parties hereto, upon the terms and subject to the conditions contained herein, hereby agree as follows:

ARTICLE I. PURCHASE AND SALE OF MEMBERSHIP INTERESTS

1.1 Purchase and Sale of Membership Interests. At the Closing (as hereinafter defined), the Members shall assign, transfer and deliver to Buyer, and Buyer shall purchase from the Members, the Membership Interests, free from any restrictions, liens, encumbrances, claims (including, without limitation, any “adverse claim” as such term is defined in the Uniform Commercial Code), options, calls, pledges, trusts and other commitments, agreements or arrangements (singularly, “Claim” and collectively, “Claims”). The Buyer shall pay any and all state and/or Federal transfer taxes and governmental charges payable in connection with the transfer of the Membership Interests to Buyer, if any.

1.2 Excluded Assets. Certain assets of the Company (the “Excluded Assets”), consisting only of (i) all of the ownership interests of the Company in Kitchin Development & Construction Company, LLC, and (ii) all of the ownership interests of the Company in Kitchin Residential Construction Company, LLC, shall be distributed to the Members prior to the Closing Date.

1.3 Purchase Price. In full consideration for the sale and transfer of the Membership Interests, but subject to the adjustments (if any) and the procedures described in Sections 1.4 and 1.5 below, Buyer shall, at the Closing, deliver to the Representative (as hereinafter defined): (i) the Stock Consideration (as hereinafter defined), and (ii) the Cash Consideration (as hereinafter defined). The Stock Consideration and the Cash Consideration together shall be referred in this Agreement to as the “Purchase Price.” The Purchase Price

shall be distributed to the Members by the Representative in accordance with the Operational Documents (as defined herein).

(a) Stock Consideration Defined. As used in this Agreement, the “Stock Consideration” shall mean certificates representing 2,185,430 shares of the Buyer’s common stock, par value $.10 per share (“Buyer Common Stock”), minus (i) a number of shares equal to the quotient of the Year End Long-Term Debt Amount (as hereinafter defined) divided by the Market Value (as hereinafter defined), and, if the Target Working Capital Amount (as hereinafter defined) exceeds the Year End Working Capital Amount (as hereinafter defined), minus a number of shares equal to the quotient of the excess of the Target Working Capital Amount over the Year End Working Capital Amount divided by the Market Value.

(b) Cash Consideration Defined. As used in this Agreement, the “Cash Consideration” shall mean One Million, Three Hundred Thousand dollars ($1,300,000) in cash.

1.4 Preliminary Balance Sheet; Post-Closing Purchase Price Adjustment.

(a) Not later than ten calendar days prior to the Closing Date, the Company shall, and the Members shall cause the Company to, prepare and deliver to the Buyer and to the Representative an unaudited consolidated balance sheet for the Company and its subsidiaries, prepared in good faith, estimated as of the close of business on December 31, 2003, pro forma as to, and giving effect to, any transactions or operations previously occurring or anticipated to occur subsequent to its preparation on or before such time (the “Preliminary Balance Sheet”), along with the computation by the Company of the Net Working Capital Amount (as hereinafter defined) and the Long-Term Debt Amount (as hereinafter defined) of the Company and its subsidiaries, in each case, as of the close of business on December 31, 2003 and consistent with the Preliminary Balance Sheet. Absent a good faith objection from Buyer, delivered no later than five calendar days prior to the Closing Date, as to the Preliminary Balance Sheet and the Company’s computation of the Net Working Capital Amount or the Long-Term Debt Amount, such estimate by the Company of the Net Working Capital Amount and the Long-Term Debt Amount shall be used by the parties solely to effectuate the Closing. Should the Buyer issue an objection, it shall provide in writing its proposed adjustments to the Preliminary Balance Sheet and computation of the Net Working Capital Amount and the Long-Term Debt Amount as of the close of business on December 31, 2003, and such Buyer-adjusted amounts shall be used by the parties solely to effectuate the Closing. The Net Working Capital Amount and the Long-Term Debt Amount used by the parties solely to effectuate the Closing in accordance with this paragraph (a) are referred to herein, respectively, as the “Preliminary Net Working Capital Amount” and the “Preliminary Long-Term Debt Amount.”

(b) As soon as practicable, but in any event not later than 60 calendar days after the December 31, 2003, Buyer shall cause Ernst & Young LLP (“Buyer’s Accountants”) to audit the consolidated financial statements of the Company and its subsidiaries as of the close of business on December 31, 2003, including a computation of the Net Working Capital Amount and the Long-Term Debt Amount of the Company as of the close of business on December 31, 2003 (the “Year End Financial Statements”). The fees of Buyer’s Accountants shall be paid by Buyer. The Year End Financial Statements, as well as the financial information supporting computation of the Net Working Capital Amount and the Long-Term Debt Amount by Buyer’s

Accountants, shall be prepared in accordance with GAAP (as hereinafter defined), and on a basis consistent with preparation of the Company’s audited consolidated financial statements for the year ended December 31, 2002. Upon receipt of the Year End Financial Statements, the Representative shall be permitted during the succeeding 20 calendar-day period (the “Review Period”) such access at all reasonable times to the books and records and personnel of the Company, and the work papers prepared by Buyer’s Accountants, as the Representative shall reasonably request for purpose of reviewing the Year End Financial Statements.

(c) On or prior to the last day of the Review Period, the Representative may object to the Year End Financial Statements by delivering to Buyer a written statement (a “Statement of Objections”) setting forth specific objections to the Year End Financial Statements and calculation of the Net Working Capital Amount and the Long-Term Debt Amount in accordance therewith. If the Representative fails to object to the Year End Financial Statements within the Review Period, then the Long-Term Debt Amount and the Net Working Capital Amount as calculated in accordance with such financial statements shall be deemed accepted by the Representative, the Company and the Members. If the Representative delivers a Statement of Objections within the Review Period, the Representative and Buyer shall negotiate in good faith to resolve such objections and, if the same are so resolved, the Long-Term Debt Amount and the Net Working Capital Amount as so agreed upon shall be final and binding upon the parties. If the Representative and Buyer fail to reach agreement with respect to any of the matters set forth in the Statement of Objections within 15 calendar days after the Representative delivers the Statement of Objections, then such unresolved matters shall be submitted for resolution to the Atlanta, Georgia office of a nationally-recognized firm of independent certified public accountants, which firm shall not have performed services for any of Buyer, the Company or any of the Members in the 36 months preceding the Closing Date (the “Accounting Experts”), and which firm shall, acting as experts and not arbitrators, resolve the disputes set forth in the Statement of Objections and make any adjustments to the Year End Financial Statements, and the Long-Term Debt Amount and the Net Working Capital Amount prepared in accordance with the Year End Financial Statements, as its deems appropriate. The fees of the Accounting Experts shall be paid one-half by the Representative and one-half by Buyer.

(d) The Long-Term Debt Amount and the Net Working Capital Amount, in each case, as finally determined pursuant to paragraph (c) above are referred to herein, respectively, as the “Year End Long-Term Debt Amount” and the “Closing Date Net Working Capital Amount.” If the Year End Long-Term Debt Amount is greater than the Preliminary Long-Term Debt Amount, then the Representative shall return to Buyer a number of shares of Buyer Common Stock equal to the quotient of such excess divided by the Market Value. If the Preliminary Long-Term Debt Amount is greater than the Year End Long-Term Debt Amount, then Buyer shall deliver to the Representative (for distribution to the Members in accordance with the Organizational Documents) an additional number of shares of Buyer Common Stock equal to the quotient of such excess divided by the Market Value. If the Year End Net Working Capital Amount is less than both the Target Working Capital Amount and the Preliminary Net Working Capital Amount, and if the Target Working Capital Amount is less than the Preliminary Working Capital Amount, then the Representative shall return to Buyer a number of shares of Buyer Common Stock equal to the quotient of the excess of the Target Working Capital Amount over the Year End Working Capital Amount divided by the Market Value. If the Year End Net Working Capital Amount is less than both the Target Working

Capital Amount and the Preliminary Net Working Capital Amount, and if the Target Working Capital Amount is greater than the Preliminary Working Capital Amount, then the Representative shall return to Buyer a number of shares of Buyer Common Stock equal to the quotient of the excess of the Preliminary Working Capital Amount over the Year End Working Capital Amount divided by the Market Value. If the Preliminary Net Working Capital Amount is less than both the Target Working Capital Amount and the Year End Net Working Capital Amount, and if the Target Working Capital Amount is less than the Year End Working Capital Amount, then Buyer shall deliver to the Representative (for distribution to the Members in accordance with the Organizational Documents) an additional number of shares of Buyer Common Stock equal to the quotient of the excess of the Target Working Capital Amount over the Preliminary Working Capital Amount divided by the Market Value. If the Preliminary Net Working Capital Amount is less than both the Target Working Capital Amount and the Year End Net Working Capital Amount, and if the Target Working Capital Amount is greater than the Year End Working Capital Amount, then Buyer shall deliver to the Representative (for distribution to the Members in accordance with the Organizational Documents) an additional number of shares of Buyer Common Stock equal to the quotient of the excess of the Year End Working Capital Amount over the Preliminary Working Capital Amount divided by the Market Value.

(e) Any shares of Buyer Common Stock to be delivered by Buyer or the Representative, as the case may be, under paragraph (d) above shall be net of the number of shares of Buyer Common Stock to be delivered to such party by the other, as calculated under paragraph (d) above, and shall be delivered to the other party not later than ten calendar days after determination of the Year End Long-Term Debt Amount and the Year End Working Capital Amount in accordance with the provisions of paragraph (c) above.

(f) For purposes of this Agreement:

(i) “Long-Term Debt Amount” means, without duplication, all obligations of the Company and its subsidiaries for borrowed money, all obligations of any such entities evidenced by bonds, debentures, notes or other similar instruments, all obligations of any such entities to pay the deferred purchase price of property or services, all obligations of the Company or any of its subsidiaries under capital leases, all obligations of any such entities to reimburse any bank or other person or entity in respect of amounts payable under banker’s acceptances, letters of credit, guaranty or similar instruments, and all Long-Term Debt of other persons or entities secured by a Lien on any asset of the Company or its subsidiaries; in any such case, which has a stated maturity that is more than twelve months after incurrence of such obligation or that is payable over a period of greater than twelve months (or, in the case of a guaranty or similar instrument, where the underlying obligation has a stated maturity that is more than twelve months after incurrence of the underlying obligation or is payable over a period of greater than twelve months);

(ii) “Net Working Capital Amount” means all current assets of the Company and its subsidiaries minus all current liabilities of the Company and its subsidiaries, in each case determined in accordance with GAAP and in a manner consistent with preparation of the Company’s audited consolidated financial statements prepared for the year ended December 31, 2003 (pro forma for the distribution of the Excluded Assets pursuant to Section 1.2); the current liabilities used to compute the Net Working Capital Amount shall include, to the extent not then paid, any expenses or costs incurred by the Company in connection with the transactions provided for herein; and

(iii) “Target Working Capital Amount” means a Net Working Capital Amount equal to a deficit of $1,900,000.

(iv) “Market Value” shall mean the average closing price per share (or if there is no sale on a given date, then the average between the closing bid and ask prices on such day) for shares of Buyer Common Stock during the 60 consecutive trading days ending on the day prior to the Closing Date as reported by the NASDAQ National Market.

1.5 Cash Consideration Payment Procedures. Notwithstanding anything in Section 1.3 to the contrary, the portion of Cash Consideration payable at the Closing shall be no more than the amount of cash available to Buyer to make such payment, as determined in good faith by Buyer, taking into account the contractual requirements of Buyer’s lenders in effect at Closing. That portion of the Cash Consideration not paid at the Closing shall be paid by Buyer in cash in four equal installments, payable on the last day of each of the four calendar quarters following the Closing Date (each such day, a “Due Date”), with any such cash payment subject to any subordination or other contractual requirements of Buyer’s lenders, and to the then availability to Buyer of cash. Any such Cash Consideration payment not paid in full on any Due Date will thereupon be evidenced by a demand note to be issued by Buyer (“Demand Note”), in the form attached hereto as Exhibit B.

1.6 Member’s Acknowledgement. Simultaneously with the execution of this Agreement, the Members have delivered to Buyer a Member’s Acknowledgement, Consent and Power of Attorney, executed by each of the Members, pursuant to which the Representative (as hereinafter defined) has been given an irrevocable power of attorney to act exclusively on behalf of the Members with regard to any matters contemplated by this Agreement and all other instruments and agreements to be entered into in connection herewith (collectively, the “Transaction Documents”), and to allocate and distribute any payments received pursuant to this Agreement to the Members or to their personal representatives, heirs and assigns, as provided for in their Organizational Documents, or as otherwise determined by agreement of the Members.

1.7 Representative Defined. As used in this Agreement, the “Representative” shall mean Thomas W. Kitchin, or in the event that Thomas W. Kitchin resigns, dies or is physically unable to act as the Representative, then the Representative shall be Craig R. Kitchin, and in the event that Craig R. Kitchin resigns, dies or is physically unable to act as the Representative, then the Representative shall be the individual appointed by the Members (or their successors or representatives) to assume such position.

ARTICLE II. CLOSING

2.1 Closing Defined. As used in this Agreement, the “Closing” shall mean the time at which the Members consummate the sale of the Membership Interests to Buyer by delivery of the items and documents referred to in Section 2.2, against delivery by Buyer of the Purchase Price and the other items and documents referred to in Section 2.3. The Closing will take place at the offices of Jones Day in Atlanta, Georgia on, and be effective as of, January 1, 2004, or at such other date and place as shall be agreed upon in writing by the parties hereto (the “Closing Date”).

2.2 Documents Delivered By the Members. At the Closing, the Members shall deliver to Buyer:

(a) Certificates of Transfer, substantially in form reasonably acceptable to Buyer and its counsel, evidencing transfer of all of the Membership Interests, together with such supporting documents, endorsements, assignments, affidavits, and other good and sufficient instruments of sale and transfer, in form and substance reasonably satisfactory to Buyer and its counsel, as are necessary to permit Buyer to acquire the Membership Interests free of any Claim;

(b) The books of account, minute books and seal of the Company;

(c) An opinion dated as of the Closing Date of Steven A. Curlee, counsel to the Company and the Members, addressed to Buyer substantially in the form attached hereto as Exhibit C;

(d) Copies of (i) the Company’s articles of organization, certified by the Secretary of State of the State of Georgia and the Company’s operating agreement, certified by the Company’s Manager, each as presently in effect and as in effect on the Closing Date (the “Organizational Documents”), and (ii) resolutions of the Company’s Manager and Members approving this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby, each as certified by the Company’s Secretary;

(e) A receipt from the Members acknowledging receipt of the Purchase Price delivered at Closing;

(f) A good standing certificate for the Company from the Secretary of State of the State of Georgia dated not more than 15 days prior to the Closing Date;

(g) Certificates from the Secretary of State or other appropriate official of each jurisdiction where the character of the properties owned or held under lease by the Company or the nature of its activities require it to be qualified to conduct business as a foreign corporation showing that the Company is duly qualified as a foreign corporation to conduct business in such jurisdiction;

(h) An executed Shareholders’ Agreement substantially in the form attached hereto as Exhibit D;

(i) An executed Registration Rights Agreement substantially in the form attached hereto as Exhibit E; and

(j) The certificates required by Section 4.1(i).

2.3 Payment and Documents To Be Delivered By Buyer. At the Closing, Buyer shall deliver to the Representative:

(a) The Purchase Price;

(b) Resolutions of Buyer’s board of directors approving this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, as certified by the Secretary or an Assistant Secretary of Buyer;

(c) An executed Shareholders’ Agreement substantially in the form attached hereto as Exhibit D;

(d) An executed Registration Rights Agreement substantially in the form attached hereto as Exhibit E; and

(e) The certificates required by Section 4.2(f).

ARTICLE III. REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company and the Members.

The Company and each of the Members, jointly and severally, represent and warrant to Buyer that:

(a) Organization and Standing. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and has all requisite power and authority to carry on its business as now being conducted, to own or lease its assets, to enter into and perform this Agreement and the Transaction Documents, and to perform the obligations required to be performed hereunder and thereunder. Except as disclosed on the Schedule entitled “Affiliate Companies,” the Company has no subsidiary corporations, and owns no interest, directly or indirectly, in any other business enterprise, firm or corporation. The Company is qualified to do business as a foreign limited liability company and is in good standing in each foreign jurisdiction where the character of the properties owned or held under lease by the Company or the nature of its activities require it to be so qualified, except for such failures as would not have (individually or in the aggregate), or would not be reasonably likely to have, a material adverse effect on the condition (financial or otherwise), results of operations, properties, assets, liabilities, business or prospects of the Company (“Material Adverse Effect”).

(b) Authorized Capital. The Membership Interests held by the Members constitute all of the membership interests of the Company issued and outstanding. All of the Membership Interests have been duly authorized and validly issued, and there are no other securities of the Company of any type issued, reserved for issuance, or outstanding. There are no options, offers, warrants, conversion rights, subscriptions, or agreements or rights of any kind to subscribe for or to purchase, or commitments to issue (either formal or informal, firm or contingent), or other agreements in respect of, Membership Interests or other securities of the Company (whether debt, equity or a combination thereof) or obligating the Company to grant, extend or enter into any such agreement or commitment.

(c) Good Title to Buyer; Execution of Agreements. Upon delivery by the Members of duly executed Certificates of Transfer of the Membership Interests to Buyer as herein contemplated, Buyer shall acquire the entire legal and beneficial ownership of, and shall have good title to, all of the issued and outstanding Membership Interests of the Company, free and clear of all Claims. This Agreement and the Transaction Documents to be executed by the Company have been duly authorized, executed and delivered by it and constitute the valid and legally binding obligation of the Company and each of the Members.

(d) Organizational Documents. Attached hereto as Exhibit F are copies of the Organizational Documents of the Company, certified by the Company’s Secretary. Such copies are true, correct and complete copies of the Organizational Documents as of the date hereof.

(e) Conflicts; Defaults. Except as set forth on the Schedule entitled “Conflicts” attached hereto, neither the execution and delivery of this Agreement or the Transaction Documents by the Members or the Company, nor the performance of the transactions contemplated hereby or thereby by the Members or the Company, will (i) violate, conflict with, or constitute a default under, any of the terms of the Company’s Organizational Documents, or any provisions thereof, or violate, conflict with, or constitute a default under, or result in the acceleration of any obligation under, or termination of, any of the Contracts (as hereinafter defined), or order, judgment or decree, relating to the Company or the Membership Interests, or by which the Company, its assets, the Members or the Membership Interests may be bound, (ii) result in the creation or imposition of any Liens (as hereinafter defined) or Claims in favor or any third person or entity upon any assets of the Company or the Membership Interests, (iii) violate any law, statute, judgment, decree, order, ordinance, rule or regulation of any courts, foreign, United States, state or local governmental entity or municipality or subdivision thereof or any authority, department, commission, board, bureau, agency, court or instrumentality (singularly, “Governmental Authority” and collectively, “Governmental Authorities”) applicable to the Members or the Company, (iv) constitute an event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration, termination, or creation or imposition of such Liens or Claims, or (v) constitute an event which, whether after notice or lapse of time or otherwise, would create, or cause to be exercisable or enforceable, any option, warrant, subscription, agreement or right of any kind to purchase any Membership Interests, assets or rights of the Company. Except as set forth on the Schedule entitled “Consents” attached hereto, no consent, novation, approval, notice, filing or authorization will be required to be obtained or satisfied for the continued performance by the Company of any of the Contracts or require filing with or notice to, or consent, approval or authorization of, any Governmental Authority. The Company is not in violation of its Organizational Documents.

(f) Financial Statements. The Members have heretofore delivered to Buyer the following financial statements (collectively, together with the notes, supplementary information and exhibits thereto, the “Financial Statements”):

(i) The unaudited Consolidated Balance Sheet of the Company as of June 30, 2003, (“Unaudited Balance Sheet”), the unaudited Consolidated Statement of Income and Comprehensive Income and the unaudited Statement of Members’ Capital of the Company for the six months ended June 30, 2003 (collectively, the “Unaudited Financial Statements”); and

(ii) For the three most recent fiscal years ended, the audited Consolidated Balance Sheets (the “Audited Balance Sheets”) of the Company, the audited Consolidated Statements of Income and Comprehensive Income, and the audited Statements of Members’ Capital, together with the notes thereto and the report thereon by Ernst & Young LLP, certified public accountants (collectively, the “Audited Financial Statements”).

Each of the Financial Statements is true and correct in all material respects, was prepared from the books and records kept by the Company for its business and fairly presents the financial position of the Company as of the respective dates thereof, and the results of the Company’s operations and the Company’s cash flows for the periods then ended in accordance with generally accepted accounting principles consistently applied (“GAAP”). Except as set forth on the Schedule entitled “Liabilities,” since the date of the Unaudited Balance Sheet, there has been no material adverse change in the condition (financial or otherwise), results of operations, assets, liabilities, business or prospects of the Company, nor has there been any event or condition of any character which is reasonably likely to materially and adversely affect, the condition (financial or otherwise), results of operations, assets, liabilities, business or prospects of the Company (“Material Adverse Change”). The Unaudited Balance Sheet reflects all assets, real, personal or mixed, that are currently used by the Company in its business, except for (i) assets purchased or sold in the ordinary and normal course of business since the date of such balance sheet, or (ii) assets associated with hotels sold by Buyer since the date of such balance sheet.

(g) Liabilities. The Company does not have any liabilities or obligations of any nature whatsoever, including any liabilities arising out of any illegal or concealed conditions, whether absolute, accrued, contingent or otherwise, except for those (i) reflected or reserved on the Unaudited Balance Sheet, (ii) incurred or accrued since the date of the Unaudited Balance Sheet in the ordinary and normal course of business and that are consistent with the representations, warranties, covenants, obligations and agreements contained in this Agreement, (iii) set forth on the Schedule entitled “Liabilities” attached hereto, and (iv) incurred in the ordinary and normal course of business under the Contracts in transactions in the ordinary and normal course of business, (and not involving any breaches thereof or defaults thereunder) and there exists no event or circumstance which, after notice or lapse of time or both, creates any other obligations or liabilities of the Company.

(h) Changes in Circumstances. Except as disclosed on the Schedule entitled “Changes in Circumstances” attached hereto, since the date of the Unaudited Balance Sheet, the Company has not (i) other than assets associated with hotels sold by Buyer, sold, transferred or otherwise disposed of any of its assets outside the ordinary and normal course of business or for less than fair market value; (ii) mortgaged, pledged, or subjected to any Lien on any of its assets; (iii) acquired any assets outside the ordinary and normal course of business or for more than fair market value; (iv) sustained any material damage, loss or destruction of or to its assets (whether or not covered by insurance); (v) entered into any transaction or otherwise conducted its business other than in the ordinary and normal course consistent with past practice; (vi) effected any change in its Organizational Documents; (vii) other than in the ordinary and normal course of business, granted any salary increase or bonus or permitted any advance to any officer or manager or Member (or to any officer or director of Buyer), instituted or granted any general salary increase to its employees (or any employee of Buyer), or any other salary increase, or entered into any new, or altered or amended any existing, Employee Plan (as hereinafter defined) or any employment or consulting agreement; (viii) made any borrowing, whether or not in the ordinary and normal course of business, issued any commercial paper or refinanced any existing borrowings; (ix) paid any obligation or liability (fixed or contingent), other than in the ordinary and normal course of business, discharged or satisfied any Lien, or settled any claim, liability or suit pending or threatened against it or any of its assets; (x) made any loans or gifts; (xi) modified, amended, cancelled or terminated any existing contracts or commitments outside of the ordinary course of business; (xii) issued, sold, purchased, redeemed, retired or otherwise acquired (directly or indirectly) any of its Membership Interests; (xiii) declared or paid, or become obligated to declare or pay, any distribution or other payment in respect of its Membership Interests; (xiv) disbursed, or became obligated to disburse, cash, except in the ordinary course of carrying on its business; (xv) made any capital expenditures or commitments in excess of an aggregate of $100,000 for additions to property, plant or equipment; (xvi) written down the value of any inventory or written off as uncollectible any notes or accounts receivable or any portion thereof, except in the ordinary course of carrying on its business; (xvii) canceled any other debts or claims, except in the ordinary course of carrying on its business; (xviii) made any material change in any method of accounting or accounting practice; (xix) taken or omitted to take any action that would cause to be breached, or might result in a breach of, any of the representations, warranties, covenants, obligations and agreements of the Company or the Members contained herein if the same were made anew immediately after such act or omission; (xx) paid, accrued or incurred any liabilities or obligations, including fees, to any Related Party (as defined below), or forgiven any debt or other obligation owed to the Company by any Related Party; (xxi) sold or transferred any assets to, or entered into any other transaction with (or modified any existing obligations with respect to), any Related Party; (xxii) modified, amended or extended payment terms for trade creditors, except in the ordinary course of carrying on its business; (xxiii) accelerated the collection of trade receivables or the recording of shipments or sales to customers; or (xxiv) agreed to, or obligated itself to, do anything identified in (i) through (xxiii) above. For purposes of this Agreement, a “Related Party” means the Members, any Affiliate of a Member, or any trust, corporation or any entity in which the Members, any Affiliate of a Member, or a member of a Member’s family has a material interest, other than Buyer.

(i) Assets; Good Title. The properties and assets currently used by the Company in the conduct of its business (including, without limitation, the assets reflected on the Financial Statements) are, other than in certain immaterial respects, in good operating condition and repair (subject to normal wear and tear consistent with the age of such assets), and are adequate and sufficient for the operation of its business as now conducted. Except as disclosed on the Schedule entitled “Affiliate Companies,” the Company is the only business organization through which its business is or has been conducted, and all of the assets of the Company used to conduct its business are owned or leased by it. The Company has good and marketable title to all assets reflected on the Unaudited Balance Sheet (except to the extent such assets have been disposed of for fair market value in the ordinary and normal course of business since June 30, 2003), and all other assets which it purports to own, free and clear of any and all security interests, liens, encumbrances, mortgages, pledges, equities, charges, assessments, easements, covenants, restrictions, reservations, defects in title, encroachments and other burdens (singularly, “Lien” and collectively, “Liens”), except (i) Liens for taxes and assessments or governmental charges or levies not yet due and payable, (ii) Liens disclosed as securing specified liabilities noted in categories on the Unaudited Balance Sheet and the Audited Balance Sheets and notes thereto with respect to which no uncured default exists, and (iii) Liens disclosed on the Schedule entitled “Liens” attached hereto (the Liens described in clauses (i), (ii) and (iii) being collectively referred to herein as “Permitted Liens”). Except as disclosed on the Unaudited Balance Sheet or on the Schedule entitled “Liens” attached hereto, no assets of the Company are subject to, or are held under, any mortgage, security agreement, conditional sales or other title retention agreement, equipment obligation or lease purchase agreement, or are other than under the sole control of the Company. The Schedule entitled “Fixed Assets” contains true, correct and complete lists of all fixed assets owned by the Company (other than the Excluded Assets) as of June 30, 2003.

(j) Real Property. The Schedule entitled “Real Estate and Leases” attached hereto contains a true, correct and complete list of all instruments and agreements creating any interest or right in real property owned, leased or occupied by the Company (including easements and buildings, structures, fixtures and other improvements) (collectively, the “Real Property”). No event has occurred which constitutes, or with the giving of notice or passage of time, or both, would constitute, an uncured default or uncured breach by the Company or, to the knowledge of the Company or the Members, any third party under any of such instruments, agreements or leases. Neither the whole nor any portion of any real property owned, leased or occupied by the Company has been condemned, requisitioned or otherwise taken by any Governmental Authority, and, to the best of the Company’s or the Members’ knowledge, no such condemnation, requisition or taking is threatened or contemplated. All buildings, structures, fixtures, and appurtenances included in the Real Property (whether owned or leased) are in good condition and have been well maintained, normal wear and tear excepted.

(k) Leases. The Company has the right to quiet enjoyment of all real property leased by it, subject to the leaseholds described in the Schedule entitled “Real Estate and Leases” for the full term of each such lease and any renewal option related thereto and exercisable in connection therewith. There has been no disturbance of, or challenge to, the Company’s quiet possession under any such lease, and no leasehold or other interest of the Company in such real property is subject or subordinate to any Liens (except Permitted Liens) except as specifically set forth on the Schedule entitled “Real Estate and Leases.” The Company has the right under valid and existing leases to occupy, use or control all assets leased by it.

(l) Contracts. The Schedule entitled “Contracts” attached hereto contains a complete list or description of (other than Excluded Contracts, as hereinafter defined): (i) all written licenses, contracts, agreements, commitments and undertakings (A) relating to the Company, or to which the Company is a party, that involve aggregate future payments in excess of $10,000 or which extend for a period of more than 12 months, (B) between the Company and any distributors, manufacturers’ agents, or selling agents, that are not terminable at will or on less than 60 days’ written notice, in each case, described in this subsection (B) regardless of the size of such licenses, contracts, agreements, commitments and undertakings, (ii) each loan or credit agreement, security agreement, guaranty, indenture, mortgage, pledge or other agreement or instrument evidencing indebtedness of the Company or to which the Company is a party or is bound or to which any of its assets are subject, (iii) any conditional sale or other title retention agreement, equipment obligation, or lease purchase agreement relating to the Company to which the Company is a party, (iv) each contract, agreement, commitment or undertaking, whether or not fully performed, relating to Membership Interests, bonds or other securities of the Company, (v) except for the Member’s Acknowledgement, Consent and Power of Attorney given by each of the Members to the Representative in order to consummate the transactions contemplated hereby, any power of attorney given by the Company (or by any of the Members in connection with the Company’s Membership Interests) to any person, firm or corporation, (vi) any non-competition, restrictive covenant or other similar agreement that restricts the Company from doing business anywhere in the world, (vii) each contract, agreement, commitment or undertaking presently in effect by the Company with any current or former officer, manager, consultant, other employee (or group of employees) of the Company or with the Members, (viii) each contract, agreement, commitment, undertaking or arrangement, whether formal or informal, involving the payment by the Company of royalties in amounts in excess of $5,000 per year; (ix) each contract, agreement, commitment or undertaking involving the acquisition or disposition by the Company of any assets outside the ordinary and normal course of business or Membership Interests; and (x) all other contracts, agreements, commitments or undertakings of the Company material to the business of the Company or the condition (financial or otherwise), results of operations, assets, liabilities or prospects of the Company (the items described in clauses (i) through (x) being herein collectively referred to as the “Contracts”). Except as set forth on the Schedule entitled “Contracts,” the Company has performed all material obligations required to be performed by it to date under the Contracts, and neither the Company nor any other party to any Contract has breached or improperly terminated any Contract, or is in default under any Contract by which it is bound, and there exists no condition or event which, after notice or lapse of time or both, would constitute any such breach, termination or default. Except as set forth on the Schedule entitled “Contracts,” each of the Contracts is in full force and effect, and is a legal, binding and enforceable obligation of or against the parties thereto.

(m) Insurance. The Schedule entitled “Insurance” attached hereto contains a list of all insurance policies (specifying the location, insured, insurer, beneficiary of the policy, amount of coverage, type of insurance and policy number) maintained by the Company. The Company has in full force and effect, with all premiums paid thereon (or timely paid in accordance with a periodic payment plan with the respective insurance provider), the policies of insurance, or renewals thereof, in the amounts set forth on such Schedule. Consummation of the transactions contemplated hereby will not constitute a default by the Company under any such insurance policies.

(n) Litigation. Except as set forth on the Schedule entitled “Litigation” attached hereto: (i) the Company is not subject to any order or consent decree of, or written agreement or memorandum of understanding with, any Governmental Authority; (ii) there exists no litigation, action, suit, or proceeding pending, or, to the knowledge of the Company or any Member, any litigation, action, suit, investigation, claim or proceeding threatened, against any of the Company, any Employee Plans or Terminated Employee Plans (as hereinafter defined), or any employee or beneficiary covered under any company plan, including, without limitation, claims for product warranty, product liability, employment liability or other liability or obligation of the Company; and (iii) no one has asserted and no one has valid grounds to assert any claims against the Company which would affect the transactions contemplated by this Agreement. Set forth on the Schedule entitled “Litigation” is a description of all litigation, actions, suits, investigations, claims and proceedings asserted, brought or threatened against the Company within the five years preceding the date hereof (other than those ordinary and normal course workers’ compensation claims, guest claims, or vendor claims that involve immaterial liabilities).

(o) Suppliers. The Company is not involved in any material claim or controversy with any of its suppliers. The Schedule entitled “Suppliers” attached hereto contains a list of the Company’s top 20 dollar volume vendors. Neither the Company nor any Member has been given notice by any supplier listed on such Schedule that such supplier is terminating its relationship with the Company or intends to disrupt the supply of any items purchased by the Company from such supplier or increase the prices thereof.

(p) Regulatory Compliance. Except as set forth on the Schedule entitled “Regulatory Compliance,” the Company has complied in all material respects with all Laws (as hereinafter defined) applicable to it and to the conduct of its business, and no material expenditures are or will be required by the Company to comply with any Laws. Except as set forth on such Schedule, the Company is not in default under, and no event has occurred which, with the lapse of time, could result in an uncured default under the terms of any Laws, or of any judgment, decree, order or writ of any Governmental Authority.

(q) Brokers, Finders and Agents; Transaction Costs. Except as set forth on the Schedule entitled “Brokers,” neither the Company nor the Members are directly or indirectly obligated to anyone acting as a broker, finder or in any other similar capacity in connection with this Agreement or the transactions contemplated hereby.

(r) Intellectual Property. The Company either has good title to and solely owns, or has exclusive perpetual rights to use (which such rights shall not be affected by the consummation of the transactions contemplated by this Agreement), free and clear of any payment, restriction or encumbrance, any and all patents, trademarks, service marks, trade names, copyrights (or any applications for or extensions or reissuances of, any of the foregoing), trade secrets, confidential information, proprietary rights and processes and other intellectual property necessary for its business as now conducted without conflict with or infringement of the rights of others. All of such intellectual property is listed on the Schedule entitled “Intellectual Property” attached hereto. True, correct and complete copies of the items identified on such Schedule have been delivered to Buyer. There is no claim or demand of any person pertaining to, or any proceedings which are pending or threatened, that challenge (i) the exclusive rights of the Company in respect of any patents, trademarks, service marks, trade names, domain names or copyrights (or applications for, or extensions or reissuances of, any of the foregoing) that are or have been used in the conduct of, or that relate to, the Company’s business or that are owned by it, or (ii) the rights of the Company in respect of any processes, formulas, confidential information, trade secrets, know-how, engineering data, technology or other intellectual property that are or have been used in the conduct of, or that relate to, the Company’s business or that are owned by the Company (collectively (i) and (ii) are “Intellectual Property”). No Intellectual

Property is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any Governmental Authority or any Contract, or infringes the intellectual property of others, or, to the best of the Members’ knowledge, is being infringed by others or is used by others (whether or not such use constitutes infringement). All Intellectual Property owned or held, directly or indirectly, by any officer, manager, Member, or employee of the Company has been, or prior to the Closing Date will have been, duly and effectively transferred to the Company. Set forth on the Schedule entitled “Intellectual Property” is a description of all litigation, actions, suits, investigations, claims and proceedings, asserted, brought or threatened against the Company relating to any Intellectual Property within the five (5) years preceding the date hereof, together with a description of the outcome thereof.

(s) Permits. The Company has, and is in material compliance with, all material permits, approvals, licenses, variances, waivers or consents (“Permits”) that are necessary or required for the operation of its business as it is currently being operated and its present activities on the Real Property, all of which Permits are in full force and effect and are listed on the Schedule entitled “Permits”.

(t) Employee Relations; Collective Bargaining Agreements. There are no material claims or proceedings known to be pending or threatened between the Company and any of its employees. Except as set forth on the Schedule entitled “Employee Relations,” the Company has complied materially, and is complying materially, with all Laws relating to labor and employment, employee rights and employee health and safety. Except as set forth on the Schedule entitled “Employee Relations,” (i) the Company has not experienced any material labor difficulties, including, without limitation, strikes and work stoppages, within the five years preceding the date hereof, (ii) the Company has withheld all amounts required by applicable laws or by agreement to be withheld from wages, salaries and other payments, (iii) the Company is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing, and (iv) the Company is not liable for any payment to any trust or other fund or to any Governmental Authority with respect to unemployment compensation benefits, workers compensation, social security or other benefits. Except as disclosed on the Schedule entitled “Contracts,” the Company is not a party to any collective bargaining or union contract and there exists no current union organizational effort with respect to any of the Company’s employees. The Company’s business does not involve employment of any person in a manner which violates any non-competition or non-disclosure agreement which such person entered into in connection with any former employment.

(u) Taxes.

(i) For all periods not closed by the applicable statute of limitations, the Company has been treated as a partnership for all tax purposes, and it has filed all tax returns consistent with partnership status. The Company has duly and timely filed, or caused to be duly and timely filed, all tax returns required to be filed by it with the appropriate Governmental Authorities, or requests for extensions to file such tax returns have been timely filed and granted and have not expired. All such tax returns were at the time of filing and are as of the date hereof true, correct and complete in all respects. All taxes currently due and payable by the Company (whether or not shown on any tax return) have been paid within the time and in the manner prescribed by law. The

Financial Statements reflect adequate reserves for all taxes payable by the Company for all taxable periods and portions thereof accrued through the respective dates of such Financial Statements. All deficiencies for any taxes that have been proposed, asserted, or assessed against the Company have been fully paid, or are fully reflected as a liability in such Financial Statements, or are being contested and an adequate reserve therefore has been established and is fully reflected in such Financial Statements.

(ii) All taxes that the Company is required by law to withhold or to collect have been withheld or collected and paid over to the proper Governmental Authorities or segregated and set aside for such payment.

(iii) The Company has no liability for taxes of any other person or entity as a transferee or successor, by contract or otherwise. The Company is not a party to or bound by any agreement providing for the allocation or the sharing of taxes. There are no liens for taxes, other than for current taxes, not yet due and payable upon the assets of the Company.

(iv) For purposes of this Agreement, (A) the term “tax” (including, with correlative meaning, the terms “taxes” and “taxable”) means all Federal, state, local, and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise, alternative minimum, gains, transfer, documentary, stamp, and other taxes, duties, or assessments of any nature whatsoever, together with all interest, penalties, and additions imposed with respect to such amounts, and (B) the term “tax returns” means all returns, reports, declarations, statements, elections, forms, or other documents or information required to be filed with a taxing authority with respect to taxes of the Company.

(v) Consents and Approvals. The Schedule entitled “Consents” attached hereto sets forth a list of all consents, novations, approvals, authorizations, waivers, notifications or filings and other requirements (whether prescribed by Law, Governmental Authority or any Contract) that must be obtained or satisfied by the Members or the Company for (i) the consummation of the transactions contemplated by this Agreement or the Transaction Documents, (ii) the continued performance by the Company of its rights and obligations hereunder or thereunder, or (iii) the continued enjoyment by the Company of its rights under any of the Contracts (collectively, “Consents”). All Consents have been, or by the Closing shall have been, made, obtained and satisfied.

(w) Absence of Certain Commercial Practices. None of the Company, the Members, any officer, manager, employee, trustee, or agent of the Company or any of the Members, or any person acting on behalf of any of the foregoing, has given or agreed to give any (i) individual gift or similar benefit of more than nominal value to any customer, supplier, Governmental Authority (including any governmental employee or official) or any other person who is or may be in a position to help, hinder or assist the Company or the person giving such gift or benefit in connection with any actual or proposed transaction relating to the Company’s business, which gifts or similar benefits would individually or in the aggregate subject the Company or any officer, director, employee or agent of the Company to any fine, penalty, cost or expense or to any criminal proceeding, (ii) receipts from or payments to any governmental officials or employees, (iii) commercial bribes or kick-backs, (iv) political contributions, or (v) any receipts or disbursements in connection with any unlawful boycott. No such gift or benefit is required in connection with the operations of the Company to avoid any fine, penalty, cost, expense or Material Adverse Change.

(x) Books and Records. The books and records of the Company (including, without limitation, (i) books and records relating to the purchase of materials and supplies, dealings with customers, invoices, customer lists, inventories, supplier lists, personnel records and taxes, (ii) the books of account and minute books of the Company, and (iii) computer software and data in computer-readable and human-readable form used to maintain such books and records together with the media on which such software and data are stored and all documentation relating thereto), accurately record all transactions of the Company in all material respects and have been maintained consistent with good business practice. The minute books of the Company are complete and correctly reflect in all material respects all corporate actions of the Company and correctly record all resolutions of the Company.

(y) Copies/Availability of Documents. The Members have delivered, or made available, to Buyer true, correct and complete copies of all contracts, agreements and other documents listed in the Schedules to this Agreement or the Transaction Documents, and all modifications and amendments to any of the foregoing. The Company has made available and, upon the request of Buyer will continue to make available, all methods, plans, customer lists and marketing programs employed by the Company.

(z) Certain Advances. Except for travel advances and advances on accrued salary or bonus due or to become due in the usual and ordinary course of business, all of which are described in the Schedule entitled “Certain Advances “, there are no receivables of the Company owing by any manager, officer or employee of the Company or any of the Members, or owing by the corporations, partnerships, firms or organizations in which managers, officers or employees of the Company or the Members have any interest.

(aa) Pricing Practices. The prices to be received or paid by the Company under all outstanding contracts, agreements, commitments and undertakings with its customers and suppliers and others have been determined in accordance with the Company’s established past pricing policies, and there are no outstanding contracts, agreements, commitments or undertakings that individually or in the aggregate are expected to result in any material loss to the Company.

(bb) Environmental and Safety Compliance.

(i) Except as disclosed on the Schedule entitled “Environmental Matters,” neither the Company nor any of its predecessors in interest have (A) engaged in or permitted any operations or activities upon, or any use or occupancy of their respective Real Property resulting in the emission, release, discharge, dumping, treatment, storage, generation or disposal (including off-site disposal) of any Hazardous Material (as hereinafter defined) on, under, from, in or about the Real Property, (B) disposed of any Hazardous Material off the Real Property nor allowed any Hazardous Material to migrate from the Real Property to, upon, about or beneath other properties, or (C) allowed any

Hazardous Material to migrate or threaten to migrate from other properties to, upon, from, about or beneath the Real Property. Neither the Company nor any of its predecessors in interest has constructed, placed, deposited, stored or disposed of on the Real Property any asbestos in any form which has become friable. No underground improvements, including but not limited to treatment or storage tanks, sumps, or gas or oil wells have been located on the Real Property. There are no polychlorinated biphenyls (“PCBs”) or transformers, capacitors, ballasts or other equipment containing PCBs constructed, deposited, stored, disposed of or located on the Real Property. The operation of the Company’s business on the Real Property and the existing uses and activities of the Company and its prior uses and activities, comply in all material respects with all Environmental Requirements (as hereinafter defined), and the Company has obtained all Permits necessary under applicable Environmental Requirements. Neither the Company nor any prior owner or occupant of the Real Property has received any notice or other communication concerning any alleged violation of Environmental Requirements, whether or not corrected to the satisfaction of the appropriate authority, nor any notice or other communication concerning alleged liability for Environmental Damages (as hereinafter defined) in connection with the Real Property, and there exists no judgement, decree, order, writ or injunction outstanding, nor any litigation, action, suit, claim (including citation or directive) or proceeding pending or threatened, arising from the alleged violation of Environmental Requirements by any Person or from the suspected presence of quantities of Hazardous Material in connection with the Real Property, nor are there any existing facts or conditions which could give rise to any such violation or liabilities.

(ii) For purposes of this Section 3.1(bb) the following terms shall have the following meanings:

(A) “Hazardous Material” means any substance (i) the presence of which requires remediation under any Law, (ii) that is or has been identified as a potential “hazardous waste,” “hazardous substance,” pollutant or contaminant under any Environmental Requirement, or (iii) which has been identified and regulated as a hazardous material by any Governmental Authority.

(B) “Environmental Requirements” means all applicable Laws, Permits and similar requirements of all Governmental Authorities relating to the protection of human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Material.

(C) “Environmental Damages” means any and all Liabilities (as hereinafter defined) that are incurred as a result of the presence, generation or disposal (including off-site disposal) of Hazardous Material upon, about, from or beneath the Real Property or migrating or threatening to migrate to or from the Real Property or the existence of a violation of Environmental Requirements pertaining to the Real Property, including without limitation (i) damages for personal injury or injury to property or natural resources occurring upon or off of the Real Property, (ii) fees incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of Environmental Requirements, (iii) Liabilities to any Person to indemnify such Person for costs expended in connection with the items referenced in this Section 3.1(bb), and (iv) diminution of the value of Buyer’s interest in the Real Property and damages for the restriction on the use of, or adverse impact on, the marketing of rentable or usable space or of any amenity of the Real Property.

(cc) Employee Benefits.

(i) General. The Schedule entitled “Employee Plans” attached hereto sets forth a true, complete and accurate list of: (A) any and all severance or employment agreements with any current or former manager, officer or employee, (B) any and all severance programs or policies, (C) any and all plans or arrangements relating to current or former managers, officers or employees containing change in control provisions, (D) any collective bargaining agreements or consulting agreement currently established, maintained or contributed to by the Company for the benefit of the Company’s employees, (E) any other agreements or arrangements, including bonus, incentive compensation, equity ownership, equity option, equity appreciation, equity purchase, phantom equity, vacation, retirement (other than those required to be disclosed in subparagraph (F) below), insurance, severance, supplemental unemployment, disability, death benefit, hospitalization, medical, workers compensation, pension, profit-sharing or deferred compensation plans currently established, maintained or contributed to by the Company for the benefit of the Company’s employees, and (F) any employee welfare and employee pension benefit plans (as such terms are defined in Sections 3(1) and 3(2), respectively, of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that are currently established, maintained or contributed to by the Company and are applicable to the Company’s former or current employees (singularly, “Employee Plan” and collectively, “Employee Plans”). In addition, the Schedule entitled “Terminated Employee Plans” attached hereto sets forth a true, complete and accurate list of all Employee Plans, except those disclosed in the Schedule entitled “Employee Plans” under this subsection (i), established, maintained or contributed to by the Company (“Terminated Employee Plans”).

(ii) Pension and Welfare Benefit Plans. With respect to the Employee Plans:

(A) the Company and each Employee Plan are in compliance with the requirements required by any and all statutes, orders or governmental rules or regulations currently in effect and applicable to such plans, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), and each Employee Plan has been administered in accordance with its terms;

(B) with respect to the Company’s employee welfare benefit plans, no trust is or has ever been maintained pursuant to such employee welfare benefit plans that was intended to be tax-exempt pursuant to Code § 501(c)(9);

(C) each Employee Plan intended to be qualified pursuant to Code § 401(a) and Code § 501(a) is qualified under Code § 401(a) and Code § 501(a) and has received a determination letter from the Internal Revenue Service (“IRS”) covering the Tax Reform Act of 1986, as amended, that each such Employee Plan is so qualified and each trust established in connection with any such Employee Plan is exempt from Federal income taxation and nothing (either in form or operation) has since occurred from the date of the last favorable determination letter to cause the loss of each such plan’s or trust’s qualification;

(D) all required reports and descriptions of each such Employee Plan (including without limitation the IRS Form 5500 Annual Return/Report, summary annual report and summary plan description) have been timely filed and distributed;

(E) any notices required by ERISA or the Code or any other state or Federal law or any ruling or regulation of any state or Federal administrative agency with respect to each such Employee Plan have been appropriately given;

(F) all required contributions for all periods ending prior to Closing (including periods from the first day of the current plan year to Closing) will be made to such each such Employee Plan prior to the Closing Date by the Company;

(G) the Company has taken no action directly or indirectly that obligates it to institute, modify or change any Employee Plan, any change in the manner in which contributions are made or the basis on which such contributions are determined;

(H) all insurance premiums have been paid in full, subject only to normal retrospective adjustments in the ordinary course, with regard to such plans for policy years or other applicable policy periods ending on or before Closing; and that with respect to any contract or arrangement with an insurance company providing funding under any Employee Plan, there is no material liability for any retroactive rate adjustment;

(I) with respect to each such Employee Plan, neither the Company, the Members, nor any of their respective Affiliates (as hereinafter defined) have engaged in prohibited transactions (as defined in ERISA § 406 or Code § 4975), no penalty, fine, tax, action, suit, grievance, arbitration or other manner of litigation, or claim (other than routine claims for benefits made in the ordinary course of plan administration for which plan administrative review procedures have not been exhausted) is pending, threatened or imminent against or with respect to each such Employee Plan, the Company or any fiduciary (as defined in ERISA § 3(21)) of each such plan (including any action, suit, grievance, arbitration or other manner of litigation, or claim regarding conduct that allegedly interferes with the attainment of rights under such plans), neither the Company nor any fiduciary with respect to each such plan has any knowledge of any facts that would give rise to or could give rise to any penalty, fine, tax, action, suit, grievance, arbitration or other manner of litigation, or claim, and the Company has not incurred any lien under Code § 401(a)(29) or any material liability for any tax or civil penalty imposed by Code § 4971 or Code § 4976 or ERISA § 502;

(J) no Employee Plan is (i) a “defined benefit” plan within the meaning of ERISA § 3(35), (ii) a “multiemployer plan” within the meaning of Code § 414(f) or ERISA § 3(37), (iii) a “multiple employer plan” within the meaning of Code § 413(c) or ERISA § 210(a), (iv) or a “multiple employer welfare arrangement” within the meaning of ERISA § 514(b)(6);

(K) the Company is not subject to any liability under Title IV of ERISA, including any withdrawal liability on behalf of a multiemployer plan;

(L) neither the Company nor any of its Members, officers, employees or any other fiduciary has any outstanding liability for a material breach of fiduciary responsibility imposed by ERISA for failure to comply with ERISA or the Code for any action or failure to act in connection with the administration or investment of such Employee Plans;

(M) except as disclosed in the Schedule entitled “Terminated Employee Plans,” none of such plans has been completely or partially terminated;

(N) no current or former employee of the Company will be entitled to any payment, additional benefits or any acceleration of the time of payment or vesting of any benefits under any Employee Plan as a result of the transactions contemplated by this Agreement and no trustee under any “rabbi trust” or similar arrangement in connection with any Employee Plan will be entitled to payment as a result of the transactions contemplated by this Agreement;

(O) there is no pending or threatened litigation, action, suit, proceeding or investigation against or involving such Employee Plans and there is no basis for any litigation, action, suit, proceeding or investigation;

(P) no Employee Plan provides medical, life or other welfare benefits (whether or not insured), with respect to current or former employees after retirement or other termination of service (other than coverage mandated by applicable law);

(Q) the Company has the right to amend or terminate its participation with respect to each Employee Plan; and

(R) each Employee Plan that is a “group health plan,” as defined in Code § 5000 has been operated in accordance with Code § 4980B, Code § 9801 and the secondary payor requirements of Section 1862(b) of the Social Security Act.

(iii) Terminated Employee Plans. With respect to the Terminated Employee Plans:

(A) the Company and each Terminated Employee Plan were in compliance with the requirements provided by any and all statutes, orders or governmental rules or regulations in effect and applicable to such plans, including, but not limited to, ERISA and the Code, until the date of termination of each such Terminated Employee Plan and each such Terminated Employee Plan was administered in accordance with its terms prior to its termination;

(B) each Terminated Employee Plan that was intended to be qualified pursuant to Code § 401(a) and Code § 501(a) was qualified under Code § 401(a) and Code § 501(a) and received a determination letter from the IRS covering such Terminated Employee Plan, including without limitation, a determination upon termination for such Terminated Employee Plan, that each such Terminated Employee Plan was so qualified and each trust established in connection with any such Employee Plan was exempt from Federal income taxation and nothing (either in form or operation) occurred from the date of the last favorable determination letter to have caused the loss of such plan’s or trust’s qualification;

(C) all required reports and descriptions of each such Terminated Employee Plan (including without limitation the IRS Form 5500 Annual Return/Report, summary annual report and summary plan description) were timely filed and distributed;

(D) any notices required by ERISA or the Code or any other state or Federal law or any ruling or regulation of any state or Federal administrative agency with respect to each such Terminated Employee Plan were appropriately given;

(E) all required contributions were made to each such Terminated Employee Plan by the Company;

(F) all insurance premiums were been paid in full, subject only to normal retrospective adjustments in the ordinary course, with regard to such plans for policy years or other applicable policy periods;

(G) with respect to each such Terminated Employee Plan, neither the Company, the Members, nor any of their respective Affiliates engaged in prohibited transactions (as defined in ERISA § 406 or Code § 4975), no penalty, fine, tax, action, suit, grievance, arbitration or other manner of litigation, or claim (other than routine claims for benefits made in the ordinary course of plan administration for which plan administrative review procedures have not been exhausted) is pending, threatened or imminent against or with respect to each such Terminated Employee Plan, the Company or any fiduciary (as defined in ERISA § 3(21)) of each such plan (including any action, suit, grievance, arbitration or other manner of litigation, or claim regarding conduct that allegedly interferes with the attainment of rights under such plans), neither the Company nor any fiduciary with respect to such plans has any knowledge of any facts that would give rise to or could give rise to any penalty, fine, tax, action, suit, grievance, arbitration or other manner of litigation, or claim, and the Company has not incurred any lien under Code § 401(a)(29) or any material liability for any tax or civil penalty imposed by Code § 4971 or Code § 4976 or ERISA § 502;

(H) no Terminated Employee Plan was (i) a “defined benefit” plan within the meaning of ERISA § 3(35), (ii) a “multiemployer plan” within the meaning of Code § 414(f) or ERISA § 3(37), (iii) a “multiple employer plan” within the meaning of Code § 413(c) or ERISA § 210(a), (iv) or a “multiple employer welfare arrangement” within the meaning of ERISA § 514(b)(6);

(I) neither the Company nor any of its Members, officers, employees or any other fiduciary has any outstanding liability for a material breach of fiduciary responsibility imposed by ERISA for failure to comply with ERISA or the Code for any action or failure to act in connection with the administration or investment of such Terminated Employee Plans;

(J) no current or former employee of the Company will be entitled to any payment, additional benefits or any acceleration of the time of payment or vesting of any benefits under any Terminated Employee Plan as a result of the transactions contemplated by this Agreement and no trustee under any “rabbi trust” or similar arrangement in connection with any Terminated Employee Plan will be entitled to payment as a result of the transactions contemplated by this Agreement;

(K) there is no pending or threatened litigation, action, suit, proceeding or investigation against or involving such Terminated Employee Plans and there is no basis for any litigation, action, suit, proceeding or investigation; and

(L) each Terminated Employee Plan that was a “group health plan,” as defined in Code § 5000 was operated in accordance with Code § 4980B, Code § 9801 (if applicable) and the secondary payor requirements of Section 1862(b) of the Social Security Act.

(iv) Waiver Letters. Each of the employees of the Company listed on the Schedule entitled “Employee Waivers” has executed and delivered waiver letters in the form attached to such schedule.

(dd) Disclosure. No representation or warranty made by the Members contained in this Agreement, the Transaction Documents or in any other writing furnished pursuant hereto or thereto contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they were or are made, not false or misleading.

3.2 Several Representations and Warranties of the Members.

Each the Members, severally and not jointly, represents and warrants to Buyer that:

(a) Title to Membership Interests. Such Member is the sole holder of record and beneficial owner of all of the Membership Interests set forth opposite his, her or its name on Exhibit A to this Agreement. Good, valid and marketable title to such Membership Interests is held by such Member, free and clear of all Claims and Liens. The Certificates of Transfer and other documents evidencing transfer of such Member’s Membership Interests delivered to Buyer at the Closing, and the signatures and endorsements thereof or powers of attorney delivered therewith, are valid and genuine.

(b) Capacity of Members; Consents; Execution of Agreement; Good Title to Buyer. Such Member has (in the case of a Member that is not a natural person) all requisite power and authority and (in the case of a Member that is a natural person) capacity to enter into and perform this Agreement and the Transaction Documents, and to perform the obligations required to be performed by such Member hereunder and thereunder. All Consents from any Governmental Authorities and other persons and entities, required to be obtained by such Member so as to sell such Member’s Membership Interest to Buyer, free of any Claims or Liens, pursuant to the terms and conditions of this Agreement, or that are necessary for the consummation by such Member of the transactions contemplated by this Agreement and the Transaction Documents, have been obtained. This Agreement and the Transaction Documents have been duly authorized, executed and delivered by, and constitute the valid and legally binding obligations of such Member, enforceable against such Member in accordance with their respective terms. Upon delivery by such Member of such Member’s Membership Interest to Buyer as herein contemplated, Buyer shall acquire legal and beneficial ownership of, and shall have good title to, such Member’s Membership Interest free of all Claims and Liens.

(c) Other Businesses. Except as disclosed on the Schedule entitled “Affiliate Companies,” such Member has no direct or indirect interest in any corporation or business which competes with or conducts any business similar to any business conducted by the Company, other than Buyer, except for the possible ownership of not more than 1% of any class of the outstanding equity securities of any corporation whose shares are traded on any stock exchange or in the over-the-counter market.

3.3 Representations and Warranties of Buyer. Except as set forth on the Schedule entitled “Buyer Representation Exceptions,” Buyer represents and warrants to the Members that:

(a) Organization and Standing; Corporate Power and Authority. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and has full corporate power and authority to make and perform this Agreement and the Transaction Documents, and to perform the obligations required to be performed by it hereunder and thereunder. This Agreement and the Transaction Documents have been or will be as of the Closing Date, as the case may be, duly executed and delivered by Buyer. Subject to the Requisite Acquisition Vote (as defined below), this Agreement and the Transaction Documents have been duly approved by the board of directors of Buyer, through action of a special committee of its board of directors (the “Special Committee”), and constitute the valid, binding and enforceable obligations of Buyer, in accordance with their respective terms.

(b) Conflicts; Defaults. Neither the execution and delivery of this Agreement and the Transaction Documents by Buyer, nor the performance of the transactions contemplated hereby or thereby by Buyer, will (i) violate, conflict with or constitute a default under any of the terms of Buyer’s articles of incorporation or by-laws, or (ii) violate any law, statute, judgment, decree, order, ordinance, rule or regulation of any Governmental Authority applicable to Buyer.

(c) Brokers, Finders and Agents. Buyer is not directly or indirectly obligated to anyone as a broker, finder or in any other similar capacity in connection with this Agreement or the transactions contemplated hereby.

(d) Consents. All consents prescribed by any Law, and that must be obtained or satisfied by Buyer for the consummation of the transactions contemplated by this Agreement or the Transaction Documents, or for the continued performance by it of its obligations hereunder or thereunder, have been, or by the Closing shall have been, made, obtained and satisfied.

(e) Requisite Acquisition Vote. The affirmative votes of a majority of votes cast by the holders of Buyer Common Stock, as required by the Buyer’s Amended and Restated Articles of Incorporation, as amended (“Buyer’s Charter”) and by Rule 4350(i) of the NASD Rules, are the only votes or consents of the holders of any class or series of Buyer’s securities necessary for Buyer to approve this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby (together, the “Requisite Acquisition Vote”).

ARTICLE IV. CONDITIONS TO CLOSING

4.1 Conditions to Buyer’s Obligations. The obligation of Buyer to consummate the transactions provided for by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which (other than the conditions set forth in subsections (e) (as to Consents of Governmental Authorities) and (f) of this Section 4.1) may be waived, in whole or in part, by Buyer for purposes of consummating the transactions contemplated hereby, but without prejudice to any other right or remedy that Buyer may have hereunder as a result of any misrepresentation by, or breach of, any covenant or warranty of the Company or the Members herein or in any other certificate or instrument furnished by, or on behalf of, the Company or any Member hereunder:

(a) Representations and Warranties. Each of the representations and warranties of the Members and the Company made in Article III of this Agreement shall be true and correct in all material respects (or, in the case of a representation or warranty that already is qualified as to materiality, shall be true and correct) both on the date hereof and as of the Closing Date as though made at such time.

(b) Covenants. The Members and the Company shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by each of them at or prior to the Closing Date.

(c) Material Adverse Change. Since the date hereof, there shall have been no Material Adverse Change, or discovery of a condition or occurrence of any event which might reasonably be expected to result in any Material Adverse Change.

(d) Distribution of Excluded Assets. The Excluded Assets shall have been distributed to the Members, and all state and/or Federal transfer taxes and governmental charges payable in connection with such distribution shall have been paid.

(e) Consents. All Consents of Governmental Authorities and third parties, including those described in Sections 3.1(e) and 3.1(v), shall have been obtained and satisfied.

(f) Shareholder Approval. This Agreement and the Transaction Documents, and the transactions contemplated hereby and thereby, shall have been approved by the Requisite Acquisition Vote.

(g) No Governmental Proceeding or Litigation. No litigation challenging the legality of the transactions provided for in this Agreement shall have been instituted by any Governmental Authority and not settled or otherwise terminated.

(h) Legal Matters. All legal matters in connection with this Agreement and the transactions contemplated hereby, and the form and substance of all legal proceedings and of all papers, instruments and documents used or delivered hereunder or incidental hereto shall, in the reasonable judgment of Buyer, be satisfactory to Buyer and its counsel.

(i) Certificate of the Representative and the Company. At the Closing, the Representative for and on behalf of the Members, and the President and the Manager of the Company shall have executed and delivered to Buyer a Certificate dated the Closing Date, to the effect that the conditions specified in this Section 4.1 applicable to each of the Members and the Company, respectively, have been fulfilled.

(j) Certificates; Documents. The Representative and other persons shall have delivered the certificates, opinions of counsel and other documents required by Section 2.2.

(k) Buyer shall have received, in form and substance reasonably satisfactory to it, evidence of termination or assignment of the Excluded Contracts as contemplated by Section 5.8.

4.2 Conditions to the Members’ Obligations. The obligations of the Members to consummate the transactions provided for by this Agreement are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by the Members (other than the conditions set forth in subsection (c) of this Section 4.2):

(a) Representations and Warranties. Each of the representations and warranties of Buyer made in Section 3.3 of this Agreement shall be true and correct in all material respects (or, in the case of a representation or warranty that already is qualified as to materiality, shall be true and correct) both on the date hereof and as of the Closing Date as though made at such time.

(b) Covenants. Buyer shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by it at or prior to the Closing Date.

(c) Consents. All consents described in Section 3.3(d), necessary to consummate the transactions contemplated hereunder shall have been obtained.

(d) Legal Matters. All legal matters in connection with this Agreement and the transactions contemplated hereby, and the form and substance of all legal proceedings and of all papers, instruments and documents used or delivered hereunder or incidental hereto shall, in the reasonable judgment of the Members, be reasonably satisfactory to the Members, and counsel to the Members.

(e) Certificate of Buyer. At the Closing, Buyer shall have delivered to the Representative a Certificate signed by the President or a Vice President of Buyer, and attested to by the Secretary or an Assistant Secretary of Buyer, and dated the Closing Date, to the effect that the conditions specified in this Section 4.2 have been fulfilled.

(f) Certificates; Documents. Buyer shall have delivered to the Representative the Purchase Price and the certificates and other documents required by Section 2.3.

ARTICLE V. COVENANTS OF COMPANY AND MEMBERS

5.1 Conduct of Business. During the period from the date hereof through the Closing, the Company will, and the Members shall cause the Company to, conduct its business and operate its assets only in the ordinary and normal course (including, without limitation, using its best efforts to preserve beneficial relationships between the Company and its agents, lessors, employees, suppliers and customers) and continue normal maintenance and distribution expenditures in connection with its business. The Company will not engage in any transactions, including transactions relating to the purchase or sale of goods, raw materials, inventories or other operating or production items, intracorporate or otherwise, with any of its Affiliates (other than Buyer), the Members, officers or employees of the Company, or any Affiliate of the Members (other than Buyer), from the date hereof until the Closing, other than transactions approved by Buyer in writing. Without limiting the generality of the foregoing and except as otherwise expressly provided in this Agreement, or to the extent as set forth on the Schedule entitled “Conduct of Business Exceptions,” during the period from the date hereof through the Closing, the Company shall not, and the Members will not permit the Company to:

(a) Obligations for Borrowed Money. Other than trade indebtedness incurred in the ordinary course of business consistent with past practice, (i) create, incur or assume any indebtedness (including obligations in respect of capital leases) or any debt for money borrowed (whether long or short-term); (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligation of any other person; or (iii) make any loans, advances or capital contributions to any other person;

(b) Employee Matters. Adopt or amend any bonus, profit sharing, compensation, severance, termination, equity option, pension, retirement, deferred compensation, employment or other employee benefit arrangements, trusts, plans, funds or other arrangements for the benefit or welfare of any manager, officer or employee, or increase in any manner the compensation or fringe benefits of any manager or officer, or except in the ordinary or normal course of business and consistent with past practice any employee, or pay any benefit not required by any existing plan or arrangement or take any action or grant any benefit not expressly required under the terms of any existing agreements, trusts, plans, funds or other such arrangements or enter into any contract, agreement, commitment or arrangement to do any of the foregoing;

(c) Sale of Assets. Except (i) as disclosed in the Schedules to this Agreement, (ii) with consent of Buyer (which, in connection with the sale of properties by Buyer, shall not unreasonably be withheld), and (iii) for distribution of the Excluded Assets to the Members, sell, transfer, license or otherwise dispose of or agree to sell, transfer, license or otherwise dispose of any assets, including, without limitation, any intellectual property or technology, except inventory in the ordinary and normal course of business consistent with past practice;

(d) Commitments. Enter into any other agreements, commitment, contracts or undertakings, except agreements, commitments, contracts or undertakings made in the ordinary and normal course of business consistent with past practice and the representations and warranties of the Members contained in this Agreement;

(e) Leased Facilities. Except with consent of Buyer (which, in connection with the sale of properties by Buyer, shall not unreasonably be withheld) terminate, modify or amend any of the Leases disclosed on the Schedule entitled “Real Estate and Leases”;

(f) Encumbrances. Encumber, or grant or create a Lien on, any of its assets;

(g) Organizational Documents. Make or propose any change or amendment in the Organizational Documents;

(h) Membership Interests. Issue or sell any Membership Interests or other securities or issue any securities convertible into or exchangeable for, or options, warrants to purchase, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or enter into any contract, understanding or arrangement with the respect to the issuance of, any Membership Interests or any other of its securities or enter into any arrangement or contract with respect to the purchase or voting of their Membership Interests, or adjust, split, cancel, combine or reclassify any of its Membership Interests or other securities, or make any other changes in its capital structure;

(i) Distributions. Declare, set aside, pay or make any distribution or other payment (whether in cash, stock or property) with respect to, or purchase or redeem, any of its Membership Interests (other than the distribution of the Excluded Assets);

(j) Insurance. Cause any of the policies of insurance referred to in Section 3.1(m) to terminate, lapse or be canceled, unless reasonable replacement policies, without lapse of coverage, shall be put in place;

(k) Litigation. Enter into any compromise or settlement of any litigation, action, suit, claim, proceeding or investigation to which the Company is a party or to which the Company is subject, except settlements made in the ordinary and normal course of business or by insurers which do not exceed $10,000; or

(l) Representations and Warranties. Take any action the taking of which, or omit to take any action the omission of which, would cause any of the representations and warranties contained in Article III to fail to be true and correct as of the Closing as though made at and as of the Closing.

5.2 Information. During the period from the date hereof to the Closing, the Members will promptly (i) furnish or make available to Buyer copies of all operating reports and monthly, quarterly and other financial statements of the Company, and (ii) notify Buyer of (x) any material change in the condition (financial or otherwise), results of operations, business, properties, assets, liabilities or prospects of the Company and (y) the institution or settlement of any litigation, complaint, investigation, action, suit, claim or proceeding involving the Company and of any developments therein.

5.3 Closing. The Members will use their best efforts to cause the conditions set forth in Section 4.1 to be satisfied by the Closing Date.

5.4 Maintenance of Insurance. The Company shall, and the Members shall cause the Company to, maintain all policies of insurance maintained for the benefit of the Company on the date hereof through and until the Closing unless such policies are terminated in accordance with their terms, and equivalent substitution policies, without lapse of coverage, are obtained by the Company.

5.5 No Shopping or Disclosure. From the date hereof through and until the earlier of termination of this Agreement pursuant to Article VIII or Closing, none of the Company, the Members or their respective employees, officers, agents or representatives shall, directly or indirectly, (a) solicit, initiate or encourage any inquiries, proposals or offers from any person relating to any acquisition or purchase of all or a material amount of assets of, or any securities of, or any merger, consolidation or business combination with, the Company, or (b) with respect to any of the foregoing (i) participate in any discussions or negotiations, (ii) furnish to any other person any information with respect to the Company, or (iii) otherwise cooperate in any way with, or assist or participate in, or facilitate or encourage any such effort. None of the Company, the Members or any of the Company’s employees, officers or agents will disclose this Agreement or the transactions contemplated hereby to any third party without the consent of the other parties, except for disclosure to the attorneys and accountants involved in assisting with the negotiation and consummation of the proposed transaction.

5.6 Notice of Insurance. The Company shall, and the Members shall cause the Company to, give Buyer prompt written notice of the cancellation or termination of any of the Company’s insurance policies, together with a description of the equivalent replacement policies obtained by the Company.

5.7 Confidentiality. The Members will hold in confidence all confidential information which remains in the possession of the Members or their respective Affiliates concerning the Company after Closing. The Members will not release or disclose any such information to any person other than Buyer and its authorized representatives. Notwithstanding the foregoing, the confidentiality obligations of this Section 5.7 shall not apply to information:

(a) that the Members are compelled to disclose by judicial or administrative process, or, in the opinion of counsel, by other mandatory requirements of law;

(b) that can be shown to have been generally available to the public other than as a result of a breach of this Section 5.7; or

(c) that can be shown to have been provided to the Members by a third party who obtained such information other than from the Members, the Company or their Affiliates or other than as a result of a breach of this Section 5.7.

5.8 Excluded Contracts. Prior to the Closing Date, the Company and the Members shall cause all of the contracts listed on the Schedule entitled “Excluded Contracts” attached hereto (the “Excluded Contracts”) to be either terminated or assumed by Kitchin Development & Construction Company, LLC.

ARTICLE VI. COVENANTS OF BUYER

6.1 Maintenance of, and Access to, Records. From and after the Closing, Buyer, shall, whenever reasonably requested by the Members, permit the Members to have access to all business records turned over to Buyer pursuant to this Agreement or the Transaction Documents for purposes of permitting the Members to satisfy their respective tax requirements. Buyer shall preserve and maintain the records that are part of the Company’s assets as of the Closing for at least three years after the Closing Date for purposes of permitting the Members to satisfy their respective tax requirements.

ARTICLE VII. CERTAIN ADDITIONAL COVENANTS

7.1 Access to Records and Properties. Prior to the Closing, (a) Buyer shall be entitled, and the Company shall, and the Members shall cause the Company to, permit Buyer, and its agents and representatives, to conduct such investigation of the business, operations, properties, assets, prospects and condition (financial or otherwise) of the Company as Buyer shall reasonably deem appropriate, and (b) the Company shall, and the Members shall cause the Company to, (i) provide Buyer and its agents and representatives, including its independent accountants, internal auditors and attorneys, full and complete access to all the facilities, offices and personnel of the Company, and to all of the books and records of the Company (including work papers of any independent accountant); (ii) cause the Company’s officers, employees and advisors to furnish Buyer, and its agents and representatives, with such other financial and operating data (including interim, monthly and quarterly financial information) and other information with respect to the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Company as Buyer shall reasonably request; and (iii) permit Buyer, and its agents and representatives, to make such inspections thereof as Buyer may reasonably require.

7.2 Expenses. Except as otherwise provided for in this Agreement, the Buyer shall pay its own expenses (including, without limitation, attorneys’, brokers’, consultants’, accountants’ or other representatives’ fees and out of pocket expenses) incident to this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby, and the Members shall pay their own respective expenses and, with funds that are not funds of the Company, the Company’s expenses (including, without limitation, attorneys’, brokers’, consultants’, accountants’ or other representatives’ fees and out of pocket expenses) incident to this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby.

7.3 Further Assurances. From time to time after the Closing, upon reasonable request of Buyer and without further consideration, the Members shall execute, acknowledge and deliver such other instruments of sale, assignment, conveyance and transfer and shall take all such other actions (including the actions required to be taken pursuant to Section 5.3 hereof) as may be required for the consummation of the transactions contemplated hereby, and to transfer to and vest in Buyer, and to put Buyer in possession of, the Membership Interests. Each Member shall use his, her or its reasonable best efforts to secure, or to assist the Buyer in securing, any Consent from any person, firm, corporation, or Governmental Authority that may be required for the consummation of the transactions contemplated hereby and the continued operation of the Company’s business after the Closing.

7.4 Cooperation in the Defense of Claims. In the event that a claim is asserted against Buyer or its Affiliates, or the Company with respect to events or conditions occurring or existing in connection with, or arising out of, the operation of its business prior to the Closing, or the ownership, possession, use or sale of the Company’s assets prior to the Closing, the Members (subject to the provisions of Article IX hereof) shall cooperate with Buyer and the Company in the defense of any such claim.

ARTICLE VIII. TERMINATION

8.1 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:

(a) Mutual Consent. By mutual written consent of the Representative and Buyer;

(b) Closing Date. By the Representative or Buyer if the Closing shall not have occurred on or before January 31, 2004 (the “Termination Date”) provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date;

(c) The Company’s or Members’ Misrepresentation or Breach. By Buyer, if there has been a material breach by the Members or the Company of any of the representations, warranties, covenants, obligations or agreements set forth in this Agreement, the Transaction Documents or in any writing delivered pursuant hereto or thereto by the Members, the Representative on behalf of the Members or the Company;

(d) Buyer’s Misrepresentation or Breach. By the Representative, if there has been a material breach by Buyer of any of its representations, warranties, covenants, obligations or agreements set forth in this Agreement, the Transaction Documents or in any writing delivered pursuant hereto or thereto by Buyer;

(e) Court Order. By the Representative or Buyer if consummation of the transactions contemplated hereby or in the Transaction Documents shall violate any nonappealable final order, decree or judgment of any court or Governmental Authority having competent jurisdiction;

(f) Material Adverse Change. By Buyer, if since June 30, 2003 there has been a Material Adverse Change, or the occurrence of a condition or event which might result in a Material Adverse Change;

(g) Buyer’s Conditions. By Buyer, if any condition precedent to Buyer’s obligation to effect the Closing as set forth in Section 4.1 is not satisfied and such condition is not waived, if waivable, by Buyer on or prior to the Termination Date;

(h) The Members’ Conditions. By the Representative, if any condition precedent to the Members’ respective obligations to effect the Closing as set forth in Section 4.2 is not satisfied and such condition is not waived, if waivable, by the Representative on or prior to the Termination Date; and

(i) Fiduciary Duty. By Buyer, if the Special Committee, in the exercise of its good faith determination as to Buyer’s fiduciary duties to its shareholders imposed by Law, decides that such termination is required.

8.2 Effect of Termination. If this Agreement is terminated pursuant to Section 8.1, this Agreement shall thereafter become void and have no further force and effect and all further obligations of the Company, the Members and Buyer under this Agreement and the Transaction Documents shall terminate without further liability of the Company, the Members and Buyer, except that (a) the obligations of the Members under any confidentiality agreement relating to the transactions contemplated by this Agreement shall survive such termination; and (b) such termination shall not constitute a waiver by any party of any claim it may have for damages caused by reason of, or relieve any party from liability for, any breach of this Agreement prior to termination under Section 8.1.

ARTICLE IX. INDEMNIFICATION

9.1 Indemnification by the Members.

(a) After Closing, the Members shall indemnify, defend and hold Buyer and its Affiliates harmless from and against any and all claims, actions, suits, demands (including Environmental Damages), assessments, interest, penalties, fines, judgments, losses, liabilities (including strict liabilities), damages, costs and expenses (including, without limitation, reasonable attorneys’ fees to the extent permitted by law, accounting fees, and defense and investigation costs) and of any settlement, of whatever kind or nature, contingent or otherwise, matured or immatured, foreseeable or unforeseeable (collectively, “Liabilities”) that may be incurred by Buyer or its Affiliates arising out of or relating to (i) any breach of any representation or warranty contained in Sections 3.1 or 3.2; (ii) any breach of any covenant, obligation or agreement contained herein; (iii) all Liabilities arising out of, relating to or incurred in connection with the Company’s business, assets, liabilities or operations prior to the Closing Date, to the extent not disclosed on the Unaudited Balance Sheet; (iv) the operation, ownership or use of the Excluded Assets (whether such Liabilities arise before or after the Closing Date); or (v) any event, set of facts or circumstances arising prior to the Closing Date for which Buyer would have a claim for indemnification against the Company pursuant to those agreements listed on the Schedule entitled “Existing Agreements” attached hereto.

(b) Since following the Closing Date the Company will be owned by Buyer, the parties to this Agreement agree that any recovery against the Company by the Buyer after Closing will be against the Members, who will have no right of reimbursement or contribution against the Company, and any losses suffered or incurred by the Company against which the Buyer is indemnified and held harmless as provided above shall be deemed suffered by the Buyer, who shall, either independently or jointly with the Company, be entitled to enforce such indemnity.

(c) The Members may, at their election, satisfy their obligations under this Section 9.1 by returning to the Company, in respect of the sum so paid, that number of shares of Buyer Common Stock with an aggregate market value, based on the closing price per share of the Buyer Common Stock as reported on the NASDAQ National Market on the day prior to satisfaction of such obligation (or the average between the closing bid and ask prices, if there is no sale on such day), equal to such sum.

9.2 Survival; Certain Limitations on Claims for Indemnification.

(a) Buyer’s Limitations. Except as provided in Section 9.3, the right of Buyer and its Affiliates to indemnification under Section 9.1(a)(i) for any breach of any representation or warranty shall apply only to those claims for indemnification which are given pursuant to this Agreement on or before the respective dates set forth below:

(i) Any claim for indemnification under Section 9.1(a)(i) relating to any breach of the representations and warranties set forth in Section 3.1(u) and (cc) shall be made on or before 45 days after the expiration of the applicable statute of limitations

(and any extensions thereof) applicable to any claim arising in connection with any breach of any such representations and warranties.

(ii) No time limit shall apply to any right to indemnification under Section 9.1(a)(i) relating to any breach of any representation or warranty contained in: Sections 3.1(a), 3.1(b), 3.1(c), or Sections 3.2(a) or (b).

(iii) Any claim for indemnification under Section 9.1(a)(i) relating to any breach of any representation or warranty set forth in Section 3.1(bb) shall be made on or before the date that is five years from the date of Closing.

(iv) Any claim for indemnification under Section 9.2(a)(i) relating to any breach of any representation or warranty set forth in any subsection of Sections 3.1 or 3.2 (or portion thereof) not referred to elsewhere in this Section 9.4(a) shall be made on or before the earlier of (i) the date that is two years from the date of Closing, or (ii) the date the applicable statute of limitations expires.

(v) Notwithstanding the foregoing, each of the time periods referred to in sub-clauses (i) though (iv) shall expire upon a Change in Control of Buyer occurring at any time after the second anniversary of Closing.

(vi) Notwithstanding the foregoing, in the event that a claim for indemnification under Section 9.1 is made in a timely manner, the subsequent expiration of the survival period of the corresponding representation or warranty or right of indemnification shall not affect the rights and obligations of the indemnified and indemnifying parties thereunder.

(vii) Notwithstanding the foregoing, should the Closing occur, in no event shall the Company or the Members have any liabilities under or pursuant to this Agreement for any misrepresentation or breach of warranties or covenants hereunder (other than for claims of misrepresentation or breach of the warranties contained in Sections 3.1(a), 3.1(b), 3.1(c), or Sections 3.2(a) or (b)), in excess of the Indemnification Cap (as hereinafter defined). Notwithstanding the foregoing, in no event shall the Buyer and its Affiliates be entitled to indemnification pursuant to this Section 9.2 until the aggregate of all Liabilities for which indemnification is sought pursuant to this Section 9.2 exceeds the Indemnification Threshold (as hereinafter defined), after which Buyer shall be entitled to be indemnified for all Liabilities, in excess of the Indemnification Threshold, up to the Indemnification Cap.

(A) For purposes of this Agreement, the “Indemnification Cap” means, on any given day, the lesser of (i) the Cash Consideration plus the aggregate cash proceeds to the Members from the disposition of any portion of the Stock Consideration plus the aggregate market value, based on the closing price per share of the Buyer Common Stock as reported on the NASDAQ National Market on the day prior to such day (or the average between the closing bid and ask prices, if there is no sale on such day), of any remaining portion of the Stock Consideration; or (ii) $6,600,000.

(B) For purposes of this Agreement, the “Indemnification Threshold” means $158,000.

(b) Commercially Reasonable Efforts Re: Tax Treatment. Notwithstanding the foregoing, each indemnified party hereunder will use its commercially reasonable efforts to structure the defense or settlement or other conclusion of any matter as for which such indemnified party is entitled to indemnification hereunder, or any indemnification payment to be made to such indemnified party, so that the indemnifying party achieves, relative to the matter and indemnification therefor, the most tax-advantaged result to the indemnifying party. The indemnifying party will be responsible to provide direction in this regard to assist such efforts of the indemnifying party.

(c) Exception to Buyer’s Limitations. No limitation set forth in subsection (a) of this Section 9.2 shall apply with respect to any matter the facts of which the Members knowingly concealed from Buyer as of the Closing.

(d) Insurance Limitation. The indemnification obligation of the Members shall be adjusted so as to give credit to the Members for any insurance proceeds received by Buyer.

9.3 Notice of Claims; Right to Participate in and Defend Third Party Claim.

(i) Contemporaneously with asserting any claim for indemnification against the Members, Buyer shall provide the Members with prompt written notice of the facts and circumstances of the claim (including the amount of the monetary damages, if known, associated with the claim) that gives rise to the alleged right to indemnification.

(ii) In the event that any indemnified party receives notice of the assertion of any claim, the commencement of any suit, action or proceeding, or the imposition of any penalty or assessment by a third party in respect of which indemnity may be sought hereunder (a “Third Party Claim”), and the indemnified party intends to seek indemnity hereunder, the indemnified party shall promptly provide the indemnifying party with notice of the Third Party Claim. The failure by an indemnified party to notify an indemnifying party of a Third Party Claim shall not relieve the indemnifying party of any indemnification responsibility under this Article IX, unless such failure prejudices the ability of the indemnifying party to defend such Third Party Claim. The indemnified party shall have the right to control the defense or settlement of the Third Party Claim with counsel of its choosing; provided, however, that the indemnified party shall not settle or compromise any Third Party Claim without the indemnifying party’s prior written consent, unless (I) the terms of such settlement or compromise release the indemnified party or the indemnifying party from any and all liability with respect to the Third Party Claim, or (II) the indemnifying party shall not have acknowledged its obligations to indemnify the indemnified party with respect to such Third Party Claim in accordance with this Article IX and established security in form and substance reasonably satisfactory to the indemnified party to secure the indemnifying party’s obligations under this Article IX with respect to such Third Party Claim. The indemnifying party shall be entitled (at the indemnifying party’s expense) to participate in the defense of any Third Party Claim with its own counsel.

9.4 Other Remedies. The indemnification provided in Section 9.1 is in addition to, and in no way shall be construed to limit or replace, any other rights which the Buyer and its Affiliates may have at law, in equity, by statute or otherwise.

9.5 The Company’s and Members’ Limitations. None of the representations, warranties and agreements of the Buyer in this Agreement or the Transaction Documents shall survive the Closing, and thereafter neither Buyer nor any of its officers, directors or employees, shall have any liability whatsoever with respect to any such representations, warranties or agreements, except for those agreements expressly contemplated to be performed subsequent to the Closing.

ARTICLE X. MISCELLANEOUS

10.1 Amendments. This Agreement may be amended only by a writing executed by Buyer and the Representative.

10.2 Entire Agreement. This Agreement and the Transaction Documents set forth the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, between the parties with respect to the subject matter hereof and thereof.

10.3 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Georgia, without regard to its conflicts of law doctrine. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the State of Georgia for the resolution of all disputes arising under this Agreement or the Transaction Documents.

10.4 Authority to Act. Approval by a majority of the members of the Special Committee shall constitute requisite corporate approval pursuant to this Agreement or the Transaction Documents for any approval, consent, waiver or other action taken hereunder or thereunder.

10.5 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when received if personally delivered, (b) within five days after being sent by registered or certified mail, return receipt request, postage prepaid, (c) within 12 hours after being sent by telecopy, with confirmed answer back, and (d) within one business day of being sent by established overnight courier, to the parties (and to the persons to whom copies shall be sent) at their respective addresses set forth below.

If to Buyer:

Jameson Inns, Inc.

8 Perimeter Center East

Suite 8050

Atlanta, Georgia 30346-1604

Attention: Thomas J. O’Haren, Chairman, Special Committee

With a copy to:

Jones Day

3500 SunTrust Plaza

303 Peachtree Street, N.E.

Atlanta, Georgia 30308

Attention: John E. Zamer, Esq.

If to the Company or to the Members:

Thomas W. Kitchin

8 Perimeter Center East

Suite 8050

Atlanta, Georgia 30346-1604

Any party by notice given to the other party in accordance with this Section 10.5 may change the address or the persons to whom notices or copies thereof shall be directed.

10.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument.

10.7 Assignment; Affiliates. This Agreement, including, without limitation, Section 10.1 and Section 10.2, shall be binding upon and inure to the benefit of the successors, heirs, beneficiaries, representatives and assigns of each party hereto, including, without limitation, the beneficiaries of any trust which is a party hereto, but no rights, obligations or liabilities hereunder shall be assignable by any party without the prior written consent of the other party.

10.8 Waivers. Any waiver by any party of any violation of, breach of or default under any provisions of this Agreement or any other agreements provided for herein, by the other party shall not constitute or be construed as a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Agreement or any other agreements provided for herein.

10.9 Third Parties. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person or entity other than Buyer, the Members and the Company any rights or remedies under or by reason of this Agreement.

10.10 Exhibits and Schedules. The Exhibits and Schedules attached to this Agreement are incorporated herein and shall be part of this Agreement for all purposes.

10.11 Headings. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

10.12 Certain Definitions.

(a) The phrases “To the best of the Company’s or the Member’s knowledge,” “the Company’s and the Member’s knowledge,” or similar phrases shall be deemed to include all information that is actually known, or, in the exercise of reasonable diligence in the normal course of his employment and/or assigned duties, would reasonably be expected to be known, by the Member.

(b) “Affiliate” or “Affiliates” shall mean any person(s), firm(s) or corporation(s) that directly, or indirectly through one or more intermediaries, control(s), is/are controlled by, or is/are under common control with, the person specified.

(c) “Control” shall mean the right to exercise, directly or indirectly, 50% or more of the voting rights attributable to the stock of, or other ownership interest in, any entity, or the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such entity. A “Change in Control” shall mean a transaction by which Control of the relevant entity changes.

(d) “Law” or “Laws” shall mean any applicable statute(s), law(s), rule(s), regulation(s), order(s), ordinance(s), code(s) and decree(s) of Governmental Authorities.

10.13 Remedies not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or hereafter existing at law or in equity or by statute or otherwise. No remedy shall be deemed to be a limitation on the amount or measure of damages resulting from any breach of this Agreement. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

10.14 Gender and Number. The masculine, feminine or neutered gender and the singular or plural number shall each be deemed to include the others whenever the context so indicates.

10.15 Effect of Disclosure on Schedules. An item disclosed on any one Schedule to this Agreement shall not be deemed to be disclosed on any other Schedule to this Agreement.

10.16 Mutual Offset Rights. Each party hereto agrees that if any fees, costs, damages, or other expenses are incurred by it that are directly attributable to a violation of this Agreement or the Transaction Documents, such party may offset such amounts against amounts payable by it hereunder of thereunder.

[ SIGNATURE PAGE TO FOLLOW ]

IN WITNESS WHEREOF, each of the Members has executed this Agreement, and the Company and the Buyer each have caused their respective duly authorized representative or agent to execute this Agreement, as of the day and year first above written.

JAMESON INNS, INC.

By:

Name:

Title:

KITCHIN HOSPITALITY, LLC

By:

Name:

Title:

MEMBERS:

Thomas W. Kitchin, in his individual capacity

Thomas W. Kitchin, as attorney-in-fact to each of the Members (other than himself), pursuant to the Member’s Acknowledgement, Consent and Power of Attorney executed by each of the Members

EXHIBIT A

MEMBERS

Member	Interest

Thomas W. Kitchin	65%

Judith K. Kitchin	5%

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the Thomas J. Kitchin Family Trust	5%

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the Craig R. Kitchin Family Trust	5%

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the Matthew T. Kitchin Family Trust	5%

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the Alexander G. Kitchin Family Trust	5%

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the John P. Kitchin Family Trust	5%

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the Karen E. Kitchin Family Trust	5%

EXHIBIT B

FORM OF NOTE

$	, 200
Atlanta, Georgia

FOR VALUE RECEIVED, the undersigned (hereinafter referred to as “Maker”) hereby promises to pay to                                  (hereinafter referred to as “Payee”), at                                                                                               , or at such other place as Payee may designate, at Maturity (as defined below), the principal sum of                                                       ($                ), together with interest from the date hereof on so much of the principal balance of this Note as may be outstanding and unpaid from time to time, at the rate per annum equal to the Interest Rate (as hereinafter defined).

Interest Rate: As used herein the term “Interest Rate” shall mean ten percent (10.0%) per annum.

Terms of Payment: The unpaid principal sum hereunder shall bear interest from the date hereof until repayment in full at the Interest Rate. Interest shall be due and payable monthly, in arrears, on the first “business day” (for purposes of this Note, defined as any day on which banks in the State of Georgia are open for business) of each month hereafter, commencing                     , 200_, and continuing to be due on the first business day of each month thereafter until the indebtedness hereunder is paid in full; provided, however, if any such payment of interest is not then permitted pursuant to any agreement between Maker and any of its lenders, then such payment shall not be due until it is not so prohibited. All payments on account of the indebtedness represented by this Note shall be applied first to accrued and unpaid collection costs incurred by Payee; second, to accrued and unpaid interest; and the remainder, if any, to principal. The indebtedness represented by this Note is not a revolving line of credit; amounts advanced, once repaid, may not be reborrowed.

Maturity: As used herein, the term “Maturity” shall mean the 30th day succeeding written demand by Payee for payment of this Note as received by Maker, provided, however, if such payment is not then permitted pursuant to any agreement between Maker and any of its lenders, then “Maturity” shall mean the 30th day succeeding such time as such payment is not so prohibited.

Prepayment Provision: Maker may prepay this Note in whole or in part at any time, from time to time and without penalty or premium.

Default: In the event that Maker does not pay all amounts due under this Note within five (5) business days after Maturity, or fails to make any interest payment when due, Payee shall have all of the rights, powers and remedies available under the terms of this Note and all applicable laws. Maker hereby waives presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agrees that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Maker, guarantors and endorsers. Upon the filing of an involuntary petition against Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or upon the making by Maker of an assignment for the benefit of creditors or the filing by Maker of a voluntary petition seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, the unpaid balance hereof, including principal and accrued and unpaid interest, automatically and without any action on the part of Payee, shall be immediately due and payable. Amounts declared immediately due and payable pursuant to this paragraph shall bear interest thereafter at an amount equal to the Interest Rate plus two percent (2%) per annum until paid.

Waiver: Payee shall not be deemed to waive any of its rights hereunder unless such waiver be in writing and signed by Payee. Any failure on the part of Payee at any time to require the performance by Maker of any of the terms or provisions hereof, even if known, shall in no way affect the right of Payee thereafter to enforce the same, nor shall any failure of Payee to insist on strict compliance with the terms and conditions hereof be taken or held to be a waiver of any succeeding breach or of the right of Payee to insist on the strict compliance with the terms and conditions hereof.

Costs of Collection: In the event that Payee institutes legal proceedings to enforce this Note or refers the same to an attorney-at-law for enforcement or collection after default, Maker agrees to pay to Payee, in addition to any indebtedness due and unpaid, Payee’s costs and expenses of such proceedings, including attorneys’ fees.

Remedies Cumulative: All remedies conferred upon Payee by this Note or any other instrument or agreement connected herewith or related hereto shall be cumulative and none is exclusive, and such remedies may be exercised concurrently or consecutively at Payee’s option.

Terms: The term “Maker” as used herein shall include the successors, representatives, and assigns of Maker. The term “Payee” as used herein shall include the successors and assigns of Payee.

Assignment: Maker may not assign, transfer or convey its interest under this Note without Payee’s express written consent.

Maximum Interest Rate: This Note is hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity of the debt evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Payee for the use, forbearance or retention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under applicable laws (the “Maximum Rate”) in accordance with the written agreement of the parties. Determination of the rate of interest for the purpose of determining whether this Note is usurious under applicable law shall be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of this Note, all interest or other sums deemed to be interest at any time contracted for, charged or received from Maker in connection with this Note. Maker or any endorsers or other parties now or hereafter becoming liable for payment of this Note shall never be required to pay interest on this Note at a rate in excess of the Maximum Rate, and the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any other agreement evidencing or securing the debt, at the time performance of such provisions shall be due, shall involve the payment of interest in excess of that authorized by law, the obligation to be fulfilled shall be reduced to the limit so authorized by law, and if from any circumstances Payee shall ever receive as interest an amount which would exceed the Maximum Rate applicable to Maker, such amount which would be excessive interest shall, at the option of Payee, be applied against the unpaid principal balance on this Note or, if this Note has been paid in full, be repaid by Payee to Maker.

Severability: If any provision of this Note is, for any reason and to any extent, invalid or unenforceable, then the remaining provisions of this Note, and the application of the provision determined to be unenforceable to other circumstances, shall not, at the election of the party for whom the benefit of the unenforceable provision exists, be affected thereby, but instead shall be enforceable to the maximum extent permitted by applicable law.

Amendment: This Note may be amended only in a writing signed by both Maker and Payee.

Waiver of Trial by Jury: To the fullest extent permitted by law, Maker hereby waives trial by jury in any action or proceeding to which Maker and Payee may be parties, arising out of or in any way pertaining to this Note. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Note. This waiver is knowingly, willingly and voluntarily made by Maker, and Maker hereby represents and warrants that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Maker further represents that it has been represented in the signing of this Note and making of this waiver by legal counsel, and that it has had the opportunity to discuss this waiver with counsel.

Service of Process: Maker hereby consents to process being served in any suit, action or proceeding instituted in connection with this Note by the mailing of a copy thereof by certified mail, postage prepaid, return

2

receipt requested, to Maker. Maker irrevocably agrees that such service shall be deemed to be service of process upon Maker in any such suit, action or proceeding. Nothing in this paragraph shall affect the right of Payee to serve process in any manner otherwise permitted by law.

Miscellaneous: This Note shall be governed by, and construed in accordance with, the laws of the State of Georgia, without giving effect to principles of conflict of laws that would cause the laws of another state to apply, with the same force and effect as if this Note had been executed, delivered and repaid solely within Georgia. Maker acknowledges and agrees that any action, suit or proceeding to enforce any provision of, or based on any matter arising out of or in connection with this Note shall be brought in any federal or state court located in the State of Georgia, and Maker hereby consents to the jurisdiction of such courts in any such action, suit or proceeding and irrevocably waives, to the fullest extent possible under applicable law, any objection that it may now or hereafter have to the laying of venue in any such court that such action, suit or proceeding has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world. TIME IS OF THE ESSENCE OF THIS NOTE.

[SIGNATURE PAGE TO FOLLOW]

3

IN WITNESS WHEREOF, Maker has signed, sealed and delivered this Note on the date first hereinabove written.

MAKER:

JAMESON INNS, INC.:

By:

Printed Name:

Title:

EXHIBIT C

FORM OF OPINION OF COUNSEL

TO THE MEMBERS AND THE COMPANY

(Capitalized terms used herein shall have the meanings ascribed to them in the Membership Interest Purchase Agreement.)

1. The Agreement, the Member’s Acknowledgements, Consents and Powers of Attorney, the Certificates of Transfer, and the Corporate Governance Agreement are duly and validly authorized, executed and delivered by the Company and the Members and are enforceable against the Members in accordance with their respective terms.

2. The Members own all of the outstanding Membership Interests of record and beneficially, free and clear of all adverse claims. As a result of the delivery of Certificates of Transfer to Buyer and the payment to Members being made at the Closing, Buyer is acquiring ownership of all of the outstanding Membership Interests, free and clear of all adverse claims.

3. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia, with full corporate power and authority to own its properties and to engage in its business as presently conducted or contemplated, and is duly qualified and in good standing as a foreign corporation under the laws of each other jurisdiction in which the character of the properties owned or held under lease by the Company or the nature of its activities require it to be sol qualified. All of the outstanding Membership Interests of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive rights.

4. Neither the execution and delivery of the Agreement nor the consummation of any or all of the transaction contemplated therein (a) breaches or constitutes a default (or an event that, with notice or lapse of time or both, would constitute a default) under any agreement or commitment known to me to which any of the Members is a party, (b) violates any statute, law, regulation or rule applicable to the Members, or (c) violates any judgment, decree or order of any court or other Governmental Body applicable to the Members.

5. Neither the execution and delivery of the Agreement nor the consummation of any or all of the transaction contemplated therein (a) violates any provision of the Organizational Documents (or other governing instrument) of the Company, (b) breaches or constitutes a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or results in the termination of, or accelerates the performance required by, or excuses performance by any person of any of its obligations under, or causes the acceleration of the maturity of any debt or obligation pursuant to, or results in the creation or imposition of any encumbrance upon any property or assets of the Company under, any agreement or commitment to which the Company is a party or by which any of their respective properties or assets are bound, or to which any of the properties or assets of the Company are subject, (c) violates any statute, law, regulation or rule applicable to the Company, or (d) violates any judgment, decree or order of any court or other Governmental Body applicable to the Company.

6. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required in connection with the execution, delivery and performance of the Agreement by the Company or the Members or the consummation of the transactions contemplated therein by such parties.

I hereby confirm to you that, except as set forth in the Schedule entitled “Litigation” attached to the Agreement, there is no Proceeding by or before any court or Governmental Authority pending or known by me to be overtly threatened against or involving the Company or that questions or challenges the validity of the Agreement or any action taken or to be taken by the Company pursuant to the Agreement or in connection with the transactions contemplated by the Agreement, and the Company is not subject to any judgment, order or decree having prospective effect.

EXHIBIT D

FORM OF SHAREHOLDERS’ AGREEMENT

THIS SHAREHOLDERS’ AGREEMENT (this “Agreement”), dated as of January             , 2004, is made by and among Jameson Inns, Inc., a Georgia corporation (“Jameson”), and each of the persons listed on Exhibit A hereto (each, a “Seller” and collectively, the “Sellers”).

W I T N E S S E T H:

WHEREAS, Jameson, Kitchin Hospitality, LLC, a Georgia limited liability company (the “LLC”), and the Sellers have entered into a Membership Interest Purchase Agreement dated September 10,2003 (the “Membership Interest Purchase Agreement”), pursuant to which Jameson, contemporaneously with the execution and delivery of this Agreement, is purchasing from the Sellers all of the outstanding membership interests in the LLC in return for shares of Common Stock (defined below) and cash;

WHEREAS, the Sellers, by virtue of their existing ownership of shares of Common Stock of Jameson, and the issuance to the Sellers of shares of Common Stock pursuant to the closing of the transactions provided for in the Membership Interest Purchase Agreement, collectively will own approximately 20% of the outstanding shares of Common Stock, and the parties desire to establish in this Agreement certain terms and conditions concerning the corporate governance of Jameson from and after the date hereof and certain terms and conditions concerning the acquisition and disposition of securities of Jameson by the Sellers; and

WHEREAS, it is a condition precedent to the closing of the transactions contemplated by the Membership Interest Purchase Agreement that the parties hereto execute this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

(a) “Affiliate” has the same meaning as in Rule 12b-2 promulgated under the Exchange Act.

(b) “Associate” has the same meaning as in Rule 12b-2 promulgated under the Exchange Act.

(c) “Board of Directors” means the Board of Directors of Jameson.

(d) “Business Combination” means any one of the following transactions:

(i) Any merger or consolidation of Jameson or any Subsidiary of Jameson with any corporation or other entity (other than Jameson) that is, or after such merger or consolidation would be, an Affiliate or Associate of any Seller;

(ii) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition by Jameson (in one transaction or a series of transactions) to or with any Seller, or any Affiliate or Associate of any Seller (other than Jameson), of all or a Substantial Part of the assets of Jameson or any Subsidiary of Jameson; or

(iii) The adoption of any plan or proposal for the liquidation or dissolution of Jameson proposed by or on behalf of any Seller or any Affiliate or Associate of any Seller (other than Jameson); or

(iv) Any reclassification of securities (including any reverse stock split), recapitalization of Jameson, or any merger or consolidation of Jameson with any Subsidiary thereof or any other transaction to which Jameson is a party (whether or not with or into or otherwise involving any Affiliate or Associate of any Seller) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of Jameson or any Subsidiary thereof which is directly or indirectly owned by any Seller, or any Affiliate or Associate of any Seller (other than Jameson).

(e) “Common Stock” means the common stock, par value $.10 per share, of Jameson.

(f) “Director” means a member of the Board of Directors.

(g) “Equity Security” means any (i) Common Stock, (ii) securities of Jameson convertible into or exchangeable for Common Stock, and (iii) options, rights, warrants and similar securities to acquire Common Stock.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as amended.

(i) “Group” shall have the meaning assigned to it in Section 13(d)(3) of the Exchange Act.

(j) “Independent Director” means a Person who is an independent director within the meaning of Rule 4200 of the National Association of Securities Dealers, as such rule may be amended from time to time.

(k) “Initial Percentage” means the percentage of the issued and outstanding Equity Securities owned in the aggregate by the Sellers on the date hereof giving effect to the closing of the transactions contemplated by the Membership Interest Purchase Agreement.

(l) “Jameson” has the meaning set forth in the preamble to this Agreement.

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(m) “LLC” has the meaning set forth in the recitals to this Agreement.

(n) “Membership Interest Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

(o) “Other Shares” means shares of Equity Securities that are not owned or controlled, directly or indirectly, by any Seller or any Affiliate of any Seller.

(p) “Permitted Acquisition Transaction” means either (i) a tender or exchange offer for outstanding shares of Common Stock or (ii) a Business Combination, in either case, that is conditioned upon approval by at least a majority of the Unaffiliated Shareholders, and which transaction, in the case of either clause (i) or (ii) above, satisfies each of the following conditions:

(A) the Board of Directors receives an opinion from a recognized independent investment banking firm selected by the Board of Directors other than Sellers’ Director(s) that the price and other financial terms of the transaction are fair from a financial point of view to the Unaffiliated Shareholders; and

(B) a majority of the Board of Directors (other than the Sellers’ Director(s)) concludes that the price and other terms of the transaction are fair to and in the best interests of the Unaffiliated Shareholders and recommends that Unaffiliated Shareholders approve the transaction; or

(iii) a merger following the consummation of a tender or exchange offer described in clause (i) above that offers the same consideration as such tender or exchange offer, whether or not such merger complies with paragraph (A) or (B) above.

(q) “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, other entity, government or any agency or political subdivision thereof, or any Group comprised of two or more of the foregoing.

(r) “Registration Rights Agreement” means that certain Registration Rights Agreement, by and among Jameson and the Sellers, executed contemporaneously herewith.

(s) “SEC” means the Securities and Exchange Commission.

(t) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as amended.

(u) “Sellers” has the meaning set forth in the preamble to this Agreement.

(v) “Sellers’ Director(s)” means the Director or Directors who are designated for such position by the Sellers in accordance with Section 3.1.

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(w) “Sellers’ Interest” means the aggregate percentage of the outstanding Equity Securities that is controlled, directly or indirectly, by any of the Sellers or their respective Affiliates.

(x) “Subsidiary” has the same meaning as in Rule 12b-2 promulgated under the Exchange Act.

(y) A “Substantial Part” of Jameson means more than 10% of the fair market value of the total assets of Jameson and its Subsidiaries as of the end of its most recent fiscal quarter ending prior to the time the determination is made.

(z) “Unaffiliated Shareholders” means shareholders of Jameson other than any Seller or any Affiliate or Associate of a Seller.

ARTICLE II

BUSINESS COMBINATIONS INVOLVING JAMESON AND THE SELLERS

SECTION 2.1. PURCHASES OF EQUITY SECURITIES.

(a) Unless approved by a majority of the Independent Directors of the Board of Directors, from the date of this Agreement until and including December 31, 2008, none of the Sellers nor their respective Affiliates shall, directly or indirectly, purchase or otherwise acquire, or propose or offer to purchase or otherwise acquire, any Equity Securities, whether by tender offer, market purchase, privately negotiated purchase, Business Combination or otherwise, if, immediately after such purchase or acquisition, the aggregate Interest held by the Sellers would equal or exceed the Initial Percentage.

(b) The prohibitions contained in Section 2.1(a) shall not apply to any Permitted Acquisition Transaction following (x) the commencement by any third party of (1) a bona fide tender or exchange offer to purchase in excess of 20% of the outstanding shares of Common Stock that the Board of Directors either recommends acceptance of, expresses no opinion and remains neutral toward or is unable to take a position with respect to, (2) a bona fide proposal to acquire all or substantially all of the assets of Jameson that the Board of Directors is actively entertaining and the consummation of which would require approval by the shareholders of Jameson pursuant to Section 14-2-1202 of the Georgia Business Corporation Code or (3) a bona fide proposal to enter into any acquisition or other business combination transaction with Jameson that the Board of Directors is actively entertaining, in the case of each of clauses (1)-(3), which shall not have been approved in advance by Jameson or the Board of Directors, or (y) Jameson entering into (or announcing its intention to do so) a definitive agreement, or an agreement contemplating a definitive agreement, for any of the transactions described in clauses (1) - (3) above.

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SECTION 2.2. ADDITIONAL LIMITATIONS. During the term of this Agreement, none of the Sellers shall, nor shall they permit any of their respective Affiliates to:

(a) other than in connection with an election contest to which Rule 14a-11 under the Exchange Act applies initiated by a third party or as otherwise approved by a majority of the Board of Directors (other than the Sellers’ Director(s)), make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” to vote (as such terms are used in the proxy rules of the SEC) or seek to advise, encourage or influence any person or entity with respect to the voting of any shares of capital stock of Jameson, initiate, propose or otherwise solicit shareholders of Jameson for the approval of one or more shareholder proposals or induce or attempt to induce any other individual, firm, corporation, partnership or other entity to initiate any shareholder proposal;

(b) deposit any Equity Securities into a voting trust or subject any Equity Securities to any arrangement or agreement with respect to the voting of such securities or form, join or in any way participate in a Group with respect to any Equity Securities;

(c) other than as permitted by this Agreement, propose any Business Combination, or any other merger, tender offer or other business combination involving Jameson or its Affiliates; or

(d) except in connection with a transaction permitted by Section 2.1(b) hereof, make any public announcement with respect to the transactions referred to in Section 2.1(a) hereof.

ARTICLE III

CORPORATE GOVERNANCE

SECTION 3.1. COMPOSITION OF THE BOARD OF DIRECTORS; COMMITTEES.

(a) Except as otherwise provided herein, the Board of Directors shall consist of at least four (4) Directors, a majority of whom shall be Independent Directors.

(b) At all times during the term of this Agreement that the Sellers’ Interest is ten percent (10%) or greater, the Sellers shall have the right to designate for nomination one Director (a “Sellers’ Director”), subject to increase as provided below. The initial Sellers’ Director shall be Thomas W. Kitchin.

(c) Notwithstanding the foregoing, the Sellers and Jameson hereby agree that the number of Directors on the Board of Directors may be increased or decreased from time to time as determined by the Board of Directors, provided that the number of Directors shall not be fewer than four nor greater than ten. In the event that the Board of Directors decides to increase or decrease the number of directorships on the Board of Directors, and provided that the Sellers’ Interest is 10% or greater at such time, the Sellers will have the right to designate for nomination the number of Directors indicated on Exhibit B hereto.

(d) Subject to the other provisions of this Section 3.1, the Sellers shall have the right to designate for nomination any replacement for a Director designated in accordance with Section 3.1 by the Sellers at the termination of such Director’s term or

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upon death, resignation, retirement, disqualification, removal from office or other cause. The Board of Directors shall elect each person so designated upon nomination by the Board of Directors.

(e) No individual who is an officer, director, partner or principal shareholder of any competitor of Jameson or any of its Subsidiaries shall serve as a Sellers’ Director.

(f) Each person designated as a nominee for a Sellers’ Director pursuant to this Section 3.1 shall be nominated for such position by the Board of Directors, unless the Board of Directors, in the execution of its fiduciary duties, with any Sellers’ Directors abstaining, shall reasonably determine that such designee is not qualified to serve on the Board of Directors. If the Board of Directors (with any Sellers’ Directors abstaining) shall reasonably determine that such designee is not so qualified, the Sellers shall have the opportunity to specify one or more additional designees who shall become nominees subject to the qualification set forth in the immediately preceding sentence.

SECTION 3.2. SOLICITATION AND VOTING OF SHARES.

(a) Jameson shall use its reasonable best efforts to solicit from the shareholders of Jameson eligible to vote for the election of Directors proxies in favor of the nominees designated in accordance with Section 3.1.

(b) In any election of Directors or any meeting of the shareholders of Jameson called expressly for the removal of Directors, the Sellers shall cause their Equity Securities to be present for purposes of establishing a quorum and shall vote all of their respective Equity Securities entitled to vote in the election of Directors for all nominees in proportion to the votes cast with respect to the Other Shares, provided that the Sellers may cast any or all of their votes, in their sole discretion, (i) in favor of any nominee designated by Sellers pursuant to Section 3.1 and (ii) in connection with an election contest described in paragraph 2.2(a) of this Agreement.

(c) In any matter originally submitted to the shareholders of Jameson by a shareholder of Jameson (including by any of the Sellers), the Sellers shall cause their Equity Securities to be present for purposes of establishing a quorum and shall vote all of their respective Equity Securities entitled to vote on such matter as recommended by the Board of Directors, if the Board of Directors has made a recommendation as to such matter, and, otherwise, in proportion to the votes cast with respect to the Other Shares. This restriction shall not apply to any matter originally submitted to the shareholders of Jameson by the Board of Directors.

SECTION 3.3. ARTICLES OF INCORPORATION AND BY-LAWS. The parties hereto shall take or cause to be taken all lawful action necessary to ensure at all times that Jameson’s Articles of Incorporation and By-Laws are not, at any time, inconsistent with the provisions of this Agreement.

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ARTICLE IV

TRANSFER OF JAMESON COMMON STOCK

SECTION 4.1. TRANSFER OF JAMESON COMMON STOCK.

(a) From the date of this Agreement until and including December 31, 2004, no Seller or Affiliate of a Seller shall, directly or indirectly, sell, transfer or otherwise dispose of any Equity Securities. Commencing on January 1, 2005 and thereafter during the term of this Agreement, no Seller or Affiliate of a Seller shall, directly or indirectly, sell, transfer or otherwise dispose of any Equity Securities, except the transfer of Common Stock (i) in an amount which, when aggregated with all other shares of Common Stock transferred by Sellers or their Affiliates within the three-month period immediately preceding the date of such transfer, would not exceed the volume limitations of Rule 144 under the Securities Act applicable to sales of securities by an Affiliate of an issuer (regardless of whether the transferring Seller or Affiliate of a Seller is deemed at such time to be an Affiliate of Jameson); (ii) not more than one time in any twelve-month period by the Sellers and their Affiliates as a group, in an amount equal to no more than 4.9% of the then-outstanding Common Stock to any one institutional investor which (A) purchases such shares in the normal course of its investment business, for investment purposes only, and with no intention of influencing control of Jameson, (B) pursuant to an exemption from the registration requirements of the Securities Act and (C) provides appropriate certification to Jameson as to the foregoing matters; (iii) pursuant to a tender offer or exchange offer by a third party that is not rejected by the Board of Directors within the time period prescribed by the Exchange Act and the rules and regulations thereunder; (iv) to another Seller or its Affiliate; (v) pursuant to exercise of the registration rights provided for in the Registration Rights Agreement; or (vi) as a gift.

(b) The transfer of any interest in, or control of, any entity that is a Seller or Affiliate of a Seller shall be deemed to be a transfer of Equity Securities owned or controlled by such entity.

(c) Proposed transfers of shares of Equity Securities that are not in compliance with this Article IV shall be of no force or effect and Jameson shall not be required to register any such transfer.

SECTION 4.2. TRANSFER AS A RESULT OF DEMAND NOTE. The first sentence of Section 4.1 notwithstanding, should a Seller receive a Demand Note (as defined in the Membership Interest Purchase Agreement), such Seller may, directly or indirectly, sell, transfer or otherwise dispose of up to that number of shares of Common Stock whose aggregate value on the day of issuance of the Demand Note equals the principal amount of the Demand Note; provided, however, that the restrictions of Section 4.1 applicable from January 1, 2005 onward shall apply to any sale, transfer or disposition pursuant to this Section 4.2.

SECTION 4.3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Equity Securities by a Seller or an Affiliate of a Seller permitted pursuant to Section 4.1 or 4.2 (other than pursuant to Section 2.1 or 2.2 of the Registration Rights Agreement), such

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Seller or Affiliate of a Seller shall give written notice to Jameson of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by Jameson, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer does not violate the terms of this Agreement and that the proposed transfer may be effected without registration under the Securities Act, whereupon such Seller or Affiliate of a Seller shall be entitled to transfer such Equity Securities described in, and in accordance with the terms of, such notice; provided, however, that no such opinion of counsel shall be required for a transfer to another Seller or Affiliate of a Seller.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. SHAREHOLDER’S ACKNOWLEDGEMENT, CONSENT AND POWER OF ATTORNEY. Contemporaneously with the execution of this Agreement, each of the Sellers shall execute a Shareholder’s Acknowledgement, Consent and Power of Attorney, appointing Thomas W. Kitchin, and, in the event of death or incapacity of Thomas W. Kitchin, then Craig R. Kitchin, as such Seller’s lawful attorney and proxy for the purpose of taking any actions required or permitted by the Sellers under this Agreement, including without limitation designation of nominees for the Sellers’ Director(s) pursuant to Section 3.1, voting of Equity Securities of the Sellers in the manner provided in Section 3.2.

SECTION 5.2. ENFORCEMENT OF THIS AGREEMENT. The approval of either a majority of the Board of Directors or a majority of the Independent Directors shall constitute requisite corporate action for Jameson to seek to enforce the terms of this Agreement.

SECTION 5.3. COMPLIANCE BY AFFILIATES OF THE SELLERS. The Sellers hereby agree to cause their respective Affiliates to comply in full with those terms of this Agreement applicable to Affiliates of the Sellers.

SECTION 5.4. LEGENDS. In addition to any legends required by applicable securities laws, all certificates representing any shares of capital stock of Jameson subject to the provisions of this Agreement shall have endorsed thereon legends substantially as follows during the term of this Agreement, unless the General Counsel of Jameson agrees to remove or alter such legend:

“The securities represented by this certificate are subject to the terms of a certain Shareholders’ Agreement, dated                 , 2003, to which the registered holder, or his or its predecessor in interest, is a party, which agreement provides for certain voting rights and restrictions on transfer. Such agreement is on file at the principal office of this corporation and affects the transferability of the shares represented by this certificate. This legend may be removed only at the direction of the issuer.”

SECTION 5.5. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have

8

been duly received if so given) by hand delivery, by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

if to any Seller, to:

Thomas W. Kitchin

8 Perimeter Center East

Suite 8050

Atlanta, Georgia 30346-1604

if to Jameson, to:

Jameson Inns, Inc.

8 Perimeter Center East

Suite 8050

Atlanta, Georgia 30346-1604

Attention: General Counsel

SECTION 5.6. AMENDMENTS; NO WAIVERS.

(a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Jameson and each of the Sellers, or in the case of a waiver, by the party against whom the waiver is to be effective; provided that no such amendment or waiver by Jameson shall be effective without the approval of a majority of the Independent Directors.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 5.7. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

SECTION 5.8. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement, together with the documents contemplated hereby, constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and

9

undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise.

SECTION 5.9. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 5.10. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

SECTION 5.11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia applicable to contracts executed in and to be performed in the State of Georgia. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any Georgia state or federal court thereof.

SECTION 5.12. HEADINGS. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 5.13. COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

SECTION 5.14. TERMINATION. This Agreement shall terminate upon the earlier of (i) the date on which the Sellers’ Interest falls below 5%; and (ii) the 20th anniversary of the date hereof.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, each of the Sellers has executed this Agreement, and Jameson Inns, Inc. has caused its duly authorized representative or agent to execute this Agreement, as of the day and year first above written.

JAMESON INNS, INC

By:

Name:

Title:

SELLERS:

Thomas W. Kitchin, in his individual capacity

Thomas W. Kitchin, as attorney-in-fact to each of the Sellers (other than himself), pursuant to the Shareholder’s Acknowledgement, Consent and Power of Attorney executed by each of the Sellers

EXHIBIT A

SELLERS

Thomas W. Kitchin

Judith K. Kitchin

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the Thomas J. Kitchin Family Trust

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the Craig R. Kitchin Family Trust

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the Matthew T. Kitchin Family Trust

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the Alexander G. Kitchin Family Trust

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the John P. Kitchin Family Trust

Thomas W. Kitchin and Judith K. Kitchin, Trustees of the Karen E. Kitchin Family Trust

EXHIBIT B

JAMESON BOARD OF DIRECTORS

Number of Sellers’ Directors upon Increase in Number of Directors

Total Number of Directors	Number of Sellers’ Directors
4 – 6	1
7 – 10	2

Appendix B

PROPOSED AMENDMENT TO AMENDED AND

RESTATED ARTICLES OF INCORPORATION

OF JAMESON INNS, INC

ARTICLES OF AMENDMENT

OF

JAMESON INNS, INC.

In accordance with Section 14-2-1006 of the Georgia Business Corporation Code, Jameson Inns, Inc. (the “Corporation”), hereby delivers these Articles of Amendment to the Secretary of State for filing.

I.

The name of the Corporation is Jameson Inns, Inc.

II.

The Amended Articles of Incorporation of the Corporation shall be amended as follows:

A. Article IV Section C paragraph 4 is deleted in its entirety.

B. Article IV Section C paragraph 5 is deleted in its entirety.

C. Article IV Section C paragraph 6 is deleted in its entirety.

D. Article IV Section D is deleted in its entirety.

E. Article IV Section E is deleted in its entirety.

F. Article IV Section F is renumbered to Section D.

G. Article IV Section G is renumbered to Section E.

III.

The amendments set forth in Section II of these Articles of Amendment were duly approved by the shareholders in accordance with the provisions of Section 14-2-1003 of the Georgia Business Corporation Code.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by its duly authorized officer on the      day of             , 2003.

JAMESON INNS, INC.

By:

Steven A. Curlee, Secretary and Vice President–Legal

Appendix C

OPINION OF RAYMOND JAMES & ASSOCIATES, INC.

September 10, 2003

September 10, 2003

Special Committee of the Board of Directors

Jameson Inns, Inc.

8 Perimeter Center East

Suite 8050

Atlanta, GA 30346

Members of the Special Committee of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to Jameson Inns, Inc. (the “Company”) of the consideration to be paid by the Company in connection with the acquisition (the “Acquisition”) of all of the membership interests of Kitchin Hospitality, LLC (“Kitchin”) subject to the Membership Interest Purchase Agreement between the Company and Kitchin and all the members (“Members”) of Kitchin, dated as of September 10, 2003 (the “Agreement”). The consideration to be paid by the Company in exchange for all the outstanding membership interests of Kitchin will be an aggregate of seven million nine hundred thousand dollars ($7,900,000) (assuming the 60-day trailing average of the closing price of the common stock of the Company, par value $0.10 per share (the “Common Stock”), as of September 9, 2003 is equal to the closing price of the Common Stock on the date of closing) consisting of (i) $6,600,000 in Common Stock (2,185,430 shares of Common Stock based on the average of the closing prices of the Common Stock for the 60 consecutive trading days ended September 9, 2003); and (ii) $1,300,000 in cash.

In connection with our review of the proposed Acquisition and the preparation of our opinion herein, we have, among other things:

1.	reviewed the financial terms and conditions as stated in the Agreement;

2.	reviewed certain publicly available information on Kitchin and the Company we deemed relevant to our inquiry;

3.	reviewed other non-public financial and operating information, including financial forecasts, requested from and/or prepared and provided by Kitchin and the Company;

4.	discussed with members of the senior management of Kitchin and the Company certain information relating to the aforementioned and any other matters which we have deemed relevant to our inquiry;

5.	reviewed publicly available financial and operating performance as well as the prices and trading activity of companies we deemed comparable to Kitchin for the purposes of our inquiry;

Special Committee of the Board of Directors

Jameson Inns, Inc.

September 10, 2003

6.	reviewed the financial terms, to the extent publicly available, of certain recent transactions we deemed comparable to the Acquisition; and

7.	performed other such analyses that we deemed appropriate.

We have assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to us by Kitchin, the Company, or any other party, and we have undertaken no duty or responsibility to verify independently any of such information. We have not made or obtained an independent appraisal of the assets or liabilities (contingent or otherwise) of Kitchin. With respect to financial forecasts and other information and data, which were provided to or discussed with us by the managements of the Company and Kitchin, we have assumed, without independent verification or investigation, that such forecasts and other information and data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management, and we have relied upon each party to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review.

Our opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to us as of the date hereof and any material change in such circumstances and conditions would require a reevaluation of this opinion, which we are under no obligation to undertake.

We express no opinion as to the underlying business decision to effect the Acquisition, any decision by the Company to discontinue operating as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”), the structure or tax consequences of the Agreement or the availability or advisability of any alternatives to the Acquisition. We did not structure the Acquisition or negotiate the final terms of the Acquisition. This letter does not express any opinion as to the trading range of the Company’s Common Stock following the Acquisition, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of the Company at that time. Our opinion is limited to the fairness, from a financial point of view, of the Acquisition to the Company. We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Special Committee to approve or consummate the Acquisition.

In conducting our investigation and analyses and in arriving at our opinion expressed herein, we have taken into account such accepted financial and investment banking procedures and considerations as we have deemed relevant, including the review of (i) historical and projected revenues, operating earnings, net income and capitalization of Kitchin; (ii) the current and projected financial position and results of operations of Kitchin; (iii) financial and operating information concerning selected business combinations which we deemed comparable in whole or in part; and (iv) the general condition of the securities markets.

Special Committee of the Board of Directors

Jameson Inns, Inc.

September 10, 2003

In arriving at this opinion, Raymond James did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Raymond James believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying this opinion.

Raymond James & Associates, Inc. (“Raymond James”) is actively engaged in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. Raymond James has been engaged to render financial advisory services to the Special Committee of the Board of Directors of the Company (“Special Committee”) in connection with the proposed Acquisition and will receive a fee for such services, which fee is contingent upon consummation of the Acquisition. Raymond James will also receive a fee upon the delivery of this opinion. In addition, the Company has agreed to indemnify us against certain liabilities arising out of our engagement.

In the ordinary course of our business, Raymond James may trade in the securities of the Company for our own account or for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

It is understood that this letter is for the information of the Special Committee in evaluating the proposed Acquisition and does not constitute a recommendation to any shareholder of the Company regarding how said shareholder should vote on the proposed Acquisition. Furthermore, this letter should not be construed as creating any fiduciary duty on the part of Raymond James to any such party. This opinion is not to be quoted or referred to, in whole or in part, without our prior written consent, provided, however, that we consent to its inclusion in any filing required to be made with the Securities and Exchange Commission, provided that it is included in its entirety and that any description of this opinion or our work has been approved by us.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be paid by the Company pursuant to the Agreement is fair, from a financial point of view, to the Company.

Very truly yours,

/s/ RAYMOND JAMES & ASSOCIATES, INC.

RAYMOND JAMES & ASSOCIATES, INC.

Appendix D

AMENDED CHARTER OF THE AUDIT COMMITTEE

September 2003

JAMESON INNS, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

September 2003

Purpose. The Audit Committee is appointed by the Board to assist the Board in monitoring (a) the integrity of the financial statements of the Company, (b) the independence and qualifications of the Company’s independent auditors, (c) performance of the Company’s independent auditors and internal audit functions, and (d) the Company’s compliance with legal and regulatory requirements.

Composition and Independence. There shall be not less than three (3) members of the Audit Committee. The members of the Audit Committee shall meet the independence, experience and financial literacy requirements of The Nasdaq Stock Market, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”). The members of the Audit Committee shall be appointed by the Board.

Authority and Responsibilities. The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors retained by the Audit Committee.

Reports. The Audit Committee shall make regular reports to the Board and shall prepare the report required by the rules of the Commission to be included in the Company’s annual proxy statement.

Functions. The Audit Committee shall perform the following functions. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances.

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

4. Review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q. The Chairman of the Audit Committee may represent the entire Audit Committee, either in person or by telephone conference call, for purposes of this review.

5. Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditor, if any, or management.

7. Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

8. Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor’s independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

10. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

11. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

13. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor.

14. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

15. Obtain from the independent auditor assurance that Section 10A of the Exchange Act (Audit Requirements) relating to detection and reporting of illegal acts has not been implicated.

16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

18. Prepare the report required by the rules of the Commission to be included in the Company’s annual proxy statement.

19. Review with the Company’s counsel legal matters that may have a material impact on the financial statements.

20. Meet at least annually with the chief financial officer, the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

21. Review material related party transactions between the Company and its, officers, directors and key employees and any of their affiliates.

Limitation on Duties and Responsibilities. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

Appendix E

AUDIT COMMITTEE PRE-APPROVAL POLICY

FOR AUDIT AND NON-AUDIT SERVICES

August 21, 2003

Jameson Inns, Inc.

Audit Committee Pre-Approval Policy

For Audit and Non-Audit Services

August 21, 2003

I. Statement of Principles

The Audit Committee is required to pre-approve the audit and non-audit services performed by Jameson Inns, Inc.’s (the “Company”) independent certified public accountants in order to assure that the provision of such services do not impair the accountant’s independence. Unless a type of service to be provided by the independent certified public accountants has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-Related, Tax, and All Other Services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent certified public accountants without obtaining specific pre-approval from the Audit Committee. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent certified public accountants to management.

II. Delegation

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required quarterly reviews), subsidiary audits, equity investment audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements. The Audit Committee will approve, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, the Company structure, or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent certified public accountants reasonably can provide. The Audit Committee has pre-approved the audit services listed in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent certified public accountants. The Audit Committee believes that the provisions of audit-related services does not impair the independence of the accountants and is consistent with the SEC’s rules on auditor independence, and has pre-approved the audit-related services listed in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent certified public accountants can provide Tax services to the Company such as tax compliance, tax planning, and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with management or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the Tax Services listed in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including tax services proposed to be provided by the independent auditor to any executive or director of the Company, in his or her individual capacity, where such actions are paid for by the Company.

VI. All Other Services

Permissible All Other Services must be specifically pre-approved by the Audit Committee. A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix D.

VII. Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated Steve Curlee, General Counsel, to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. Mr. Curlee will report to the Audit Committee on a periodic basis on the results of its monitoring. Both Mr. Curlee and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of Mr. Curlee or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Company, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approval Audit Services for Fiscal Year 2003

Date: August 21, 2003

Services	Fees

Special attestation procedures with respect to rent reporting	Not to exceed $10,000 per occurrence

Services specifically associated with the registration statement and other activities concerning the Company’s proposed transaction; these services began in April 2003 and are expected to continue through March 2004, given proposed timing of transaction.	Not to exceed $250,000 in aggregate

Services associated with SEC registration statement, periodic reports, and other documents filed with the SEC, or other documents issued in connection with securities offering (e.g. comfort letters, consents), and assistance in responding to SEC comment letters	Not to exceed $100,000 per occurrence

Attestation of management reports on internal controls pursuant to Sarbanes – Oxley Section 404, when applicable	Not to exceed $75,000

Consultation by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards, or interpretations by the SEC, FASB, or other regulatory or standard setting bodies	Not to exceed $25,000 per consultation

Appendix B

Pre-Approval Audit-Related Services for Fiscal Year 2003

Date: August 21, 2003

Service	Fees

Due diligence services pertaining to potential business acquisitions/dispositions	Not to exceed $100,000 per occurrence

Financial statement audits of employee benefit plans (the December 31, 2002 audit had begun in April 2003)	Not to exceed $25,000 per audit

Other attest services not required by statute or regulation (e.g. agreed-upon procedures)	Not to exceed $25,000 per occurrence

General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	Not to exceed $75,000 per one year period

Provision of EY Online Electronic Database Services (including Global Accounting & Auditing Tool (GAAIT))	Not to Exceed $10,000 per year

Appendix C

Pre-Approved Tax Services for Fiscal Year 2003

Date: August 21, 2003

Service	Fees

U.S. federal, state, and local tax planning advice	Federal: Not to exceed $100,000 for the year State, and Local: Not to exceed $100,000 for the year

U.S. federal, state, and local tax compliance	Not to exceed $150,000 for the year

Assistance with tax audits and appeals before the IRS and similar state, local, and foreign agencies	Not to exceed $50,000 for the year

Federal, state, and local tax matters related to due diligence, including the proposed transaction on which work began in April 2003	Not to exceed $150,000 for the year

Individual tax and personal financial counseling services rendered to officers of the Company, with officers defined by Section 16b of the Securities Exchange Act	Amounts to be negotiated between officers and independent auditor and paid directly by officers

Appendix D

Prohibited Non-Audit Services

Date: August 21, 2003

1.	Bookkeeping or other services related to the accounting records or financial statements of Jameson

2.	Financial information system design and implementation

3.	Appraisal or valuation services, fairness opinions, or contributions-in-kind reports

4.	Actuarial services

5.	Internal audit outsourcing services

6.	Management functions or Human resources

7.	Broker or dealer, investment adviser or investment banking services

8.	Legal services and Expert services unrelated to the audit

9.	Any other service determined later, by regulation, to be impermissible

Appendix F

JAMESON 2003 STOCK INCENTIVE PLAN

JAMESON

2003 STOCK INCENTIVE PLAN

1. Purpose. This Jameson 2003 Stock Incentive Plan (this “Plan”) is designed to help the Company reward executives, other selected key employees and other persons whose efforts benefit the Company and any Associated Company, excluding non-employee directors of the Company, for making major contributions to the success of the Company and to encourage such efforts and contributions in the future. This is accomplished by means of grants of Stock Options and Stock Appreciation Rights and awards of Restricted Stock made in accordance with the provisions, terms and conditions set forth below.

2. General. The Company has reserved 1,000,000 shares of the Common Stock of the Company for issuance under the Plan. Such number of shares available under this Plan shall be increased automatically without further action by the Board or stockholders of the Company on each anniversary of the approval of this Plan by the stockholders during the term of this Plan by a number of shares equal to the lesser of (i) 100,000 shares, or (ii) that number of shares which, when added to the number of shares subject to Stock Options, Stock Appreciation Rights granted and Restricted Stock awarded under this Plan equals ten percent (10%) of the number of outstanding shares of Common Stock (excluding for purposes of determining the number of shares available under this Plan all shares of Common Stock issued pursuant to this Plan) less the number of shares available under this Plan on the day before such anniversary of the approval of this Plan by the stockholders. The number of shares available under this Plan shall be (i) reduced by the number of shares for which options are granted (notwithstanding that a lesser number of shares may be issued on exercise by reason of the delivery of shares of Common Stock to pay the Exercise Price or withholding tax obligations, or that shares of Common Stock may be withheld from the shares issuable upon exercise to satisfy such obligations), for which SARs are granted and by the number of shares of Restricted Stock awarded, and (ii) increased by the number of shares in respect of which Stock Options are forfeited, cancelled or expire unexercised, in respect of which SARs are forfeited, cancelled or expire unexercised, and by the number of shares of Restricted Stock which are forfeited. Directors who are not officers or full-time employees of the Company or an Associated Company shall not be eligible to participate in this Plan. Stock Options granted hereunder may be: (a) Incentive Stock Options; (b) other forms of statutory stock options; or (c) nonstatutory (non-qualified) options.

3. Administration. This Plan shall be administered by a Stock Plan Committee (the “Committee”) consisting solely of not less than two members of the Board of Directors who are non-employees, within the meaning of Rule 16b-3 of the 1934 Act, as amended (“Rule 16b-3”). The Committee shall be appointed by and serve at the pleasure of the Board of Directors. The lesser of two or a majority of the Committee members shall constitute a quorum, and the acts of at least a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by a majority of the members without a meeting, shall be the acts of the Committee. Said acts shall be final and binding upon all persons. The Committee shall have full power to construe and interpret this Plan and to adopt such rules, regulations, guidelines, subplans, procedures and the like for carrying out this Plan as it may deem necessary, proper and in the best interests of the Company.

4. Definitions. Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 4.

(a) “Associated Company”. Kitchin Hospitality, LLC, any of its subsidiaries, and any subsidiary of the Company (whether now existing or formed hereafter), and their successors.

(b) “Award”. A grant of shares of Restricted Stock under this Plan.

(c) “Board”. The Board of Directors of the Company.

(d) “Change of Control”. Any of the following:

(i)	the acquisition by a person or group (other than an acquisition from the Company or by the Company, the Company’s management or a Company-sponsored employee benefit plan) of 20% or more of the outstanding shares of the Company’s Common Stock,

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(ii)	the membership of the Board of Directors of the Company is changed as a result of one or more contested elections for Directors so that the nominees for Directors in such election or elections designated by the members of the Board of Directors as it is constituted immediately prior to the first such election fail to be elected or to constitute, together with any members of such pre-election Board of Directors not then standing for reelection, at least a majority of the Board of Directors, or

(iii)	the approval by the Company’s stockholders of any of the following without the approval of the Board of Directors of the Company (A) a reorganization, merger or consolidation of which the Company is not the surviving entity or pursuant to which the stockholders of the Company do not receive at least a majority of the voting securities of the surviving entity or (B) sale or disposition of all or substantially all of the assets of the Company, or

(iv)	the approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.

(e) “Common Stock” or “stock”. Authorized and issued or unissued shares of the Company’s Common Stock, par value $.10 per share.

(f) “Code”. The Internal Revenue Code of 1986, as amended from time to time.

(g) “Committee”. This term shall have the meaning assigned to it in Section 3.

(h) “Company”. Jameson Inns, Inc., a Georgia corporation, and its subsidiary companies including subsidiaries of subsidiaries.

(i) “Exercise Date”. This term shall have the meaning assigned to it in Section 7(a).

(j) “Exercise Price”. The price set by the Committee for which a Participant may purchase Common Stock upon exercise of an Option.

(k) “Fair Market Value”. “Fair Market Value” means the closing bid price of a share of Common Stock reported on the NASDAQ National Market System on the date as of which Fair Market Value is to be determined; provided, that, if the Common Stock shall be listed or admitted to trading on a national securities exchange, “Fair Market Value” shall mean the closing price of a share of Common Stock on the date as of which Fair Market Value is to be determined, which closing price shall be the last reported sales price regular way or, in case no such reported sales took place on such date, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading; provided, however, that if the Common Stock is not traded in such manner that the prices or quotations referred to above are available, or if a majority of the members of the Committee in their sole discretion, shall determine that, because of the occurrence of events relating to the Company or its Common Stock, such closing price does not properly reflect the fair market value of a share of the Common Stock, Fair Market Value shall be determined in the good faith by the Committee (and the determination of the Committee shall be binding and conclusive).

(l) “Incentive Stock Option” or “ISO”. A Stock Option grant intended to comply with the terms and conditions set forth in Section 422 of the Code (which may only be granted to Company employees).

(m) “Insider”. Any person described in Section 16(a)(1) of the 1934 Act as applied to the Company.

(n) “Option” or “Stock Option”. A right granted under the Plan to a Participant to purchase a stated number of shares of Common Stock at a fixed price for a specified period of time.

(o) “Participant”. A person who has received a Stock Option, a Stock Appreciation Right or Restricted Stock granted under this Plan.

(p) “Restricted Stock”. Common Stock which is not transferable except in accordance with the terms of Sections 7, 9(c) and 10 of this Plan or another Company plan under which it was issued.

(q) “Restrictions”. The limitations on the transfer of Restricted Stock contained in the Company plan under which it was issued and/or otherwise established by the Committee.

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(r) “Stock Appreciation Right” or “SAR”. A right granted in accordance with the terms of Section 9 of this Plan.

(s) “SAR Agreement”. The agreement between the Company and the Participant which sets forth the terms and conditions of SARs.

(t) “Stock Option Agreement”. The agreement between the Company and the Participant which sets forth the terms and conditions of Options.

(u) “Tax Date”. This term shall have the meaning assigned to it in Section 7(c).

(v) “Unrestricted Stock”. Common Stock awarded under this Plan or another Company plan which has no Restrictions imposed on it.

(w) “1934 Act”. The Securities Exchange Act of 1934, as amended from time to time.

5. Eligibility. Eligibility for the grant of Options and SARs or award of Restricted Stock under provisions of this Plan shall be limited to such persons whose efforts, in the judgment of the Committee, have a materially beneficial effect upon the performance of the Company.

Recommendations for the award of Restricted Stock or the grant of Options and/or SARs under this Plan shall be made by management of the Company to the Committee. The Committee has the full and exclusive power to determine which of such eligible employees shall receive Restricted Stock, Options, and/or SARs and the number, terms, conditions and restrictions of such Options, SARs or shares of Restricted Stock such employees are to be granted or awarded.

6. Option Grants.

(a) The Committee shall determine the number of shares of Common Stock to be included in each Option or SAR granted under this Plan, the type of grant or grants each individual will receive, and the terms and conditions of each grant to be set forth in the Stock Option Agreement or SAR Agreement; provided, however, no Participant may be awarded more than 150,000 Options or 150,000 SARs in any one calendar year. No grants for fractional shares may be made. In addition, notwithstanding that at the time of the grant of an Option, the Committee designated an Option an ISO and the Stock Option Agreement entered into with a Participant so provides, the Committee may at any time redesignate such Option as an Option which is not an ISO by its delivery to the Participant of written notice of such redesignation.

(b) With respect to Options that are ISOs, the aggregate Fair Market of the Common Stock Value (determined as of the time the ISO is granted) with respect to which ISOs are first exercisable by any Company employee during any calendar year under all Option plans of the Company shall not exceed $100,000. An ISO shall not be granted to a Company employee unless, at the time the ISO is granted, the Company employee does not own Common Stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company or a subsidiary thereof.

(c) In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of a new Option for previously issued options or an assumption of previously issued options. In addition, in the event of a Change in Control, Options granted hereunder shall become fully exercisable and a Participant shall have the right to either purchase the shares covered by his Option or receive in lieu of such exercise an amount in cash equal to the difference between the Fair Market Value of the shares of Common Stock which may be purchased under such Option and the Exercise Price for such shares.

7. Exercise Price and Delivery of Shares.

(a) The price at which shares of Common Stock may be purchased under an Option shall be (i) in the case of Options which are not ISO’s the price determined by the Committee at the time of grant; and (ii) in the case of ISO’s, not less than 100 percent of the Fair Market Value of such stock on the date the Option is granted. With respect to an Option granted, the Committee may reduce the Exercise Price at which shares of Common Stock may be purchased under such Option to the current Fair Market Value of a share of Common Stock if the Fair Market Value of a share of Common Stock is less than such Exercise Price for at

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least 18 consecutive months after the grant of such Option and the Committee makes a determination that it is in the interests of the Company to reduce such Exercise Price. Shares issued upon exercise of an Option may be issued in book entry form upon the records of the Company’s stock transfer agent and registrar or by one or more certificates. No fractional shares shall be issued as a result of exercising an Option. The payment of the exercise price for all shares purchased shall be by cash and in full on the date of exercise, or, if authorized by the Committee prior to the time such Option is granted, through the delivery of shares of Common Stock, including Restricted Stock, previously held by the Participant for at least six months and having a Fair Market Value equal to the full amount of the Exercise Price or by a combination of such methods; provided, however, that in lieu of paying the Exercise Price (or portions thereof) in cash or through the delivery of previously held Common Stock and if authorized by the Committee prior to the time such Option is granted, the Participant may elect to have shares of Common Stock withheld from the shares deliverable upon such exercise if such election is delivered to the Committee in writing either (i) at least six months prior to the date of exercise (the “Exercise Date”) or (ii) prior to the Exercise Date and in any ten business day period beginning on the third business day following the release of the Company’s quarterly or annual summary statement of sales and earnings. The number of shares so withheld shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the Exercise Price obligation not satisfied by the payment of cash or delivery of previously held Common Stock. The Participant will be required to pay to the Company or an Associated Company an amount necessary to satisfy federal, state and local income taxes incurred by reason of the exercise of an Option. The Committee shall determine acceptable methods for tendering Common Stock and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate. In the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of said Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same Restrictions as the Restricted Stock so submitted plus any additional Restrictions that may be imposed by the Committee.

(b) At the discretion of the Committee and upon prior notice to the Participant if the Stock Option Agreement so provides, Restricted Stock may be delivered upon the exercise of an Option regardless of whether the Option price was paid with cash or Common Stock. The provisions of Section 9(c) shall apply to such Restricted Stock.

(c) Upon the exercise of an Option requiring tax withholding, when permitted by the Company, a Participant may elect to have shares of Common Stock withheld from the shares deliverable upon such exercise if such election is delivered to the Committee in writing either (i) at least six months prior to the date the amount of the tax to be withheld is determined (the “Tax Date”) or (ii) prior to the Tax Date and in any ten business day period beginning on the third business day following the release of the Company’s quarterly or annual summary statement of sales and earnings. The number of shares so withheld shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable tax withholding requirements.

(d) Any Participant who disposes of shares acquired upon the exercise of an ISO either (i) within two years after the date of the grant of the Option under which the shares were acquired or (ii) within one year after the acquisition of such shares shall notify the Company of such disposition and of the amount realized.

(e) Upon any exercise of an Option or SAR, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of this Plan. Failure to comply with the provisions of subparagraphs 13(a) or 13(b) of this Plan prior to, or during the six months after, any exercise shall constitute a rescission of the exercise. The difference between the Fair Market Value on the date of exercise and the Option price, or the SAR price, paid pursuant to Section 7 or Section 9, respectively, shall be returned to the Company by the Participant, in cash, within ten days after notice of the rescission has been given to the Participant by the Company’s Chief Executive Officer, Chief Legal Officer or the Chairman of the Committee. Such notice may be given at any time within two years from the date of exercise.

8. Option Period and Exercisability. Each Option granted under this Plan shall be for such period as is established by the Committee, except that each Stock Option shall be for a period of not more than ten years. No Option shall be exercisable until six months after the date of grant or, in the case of persons who are described in Section 16(a) of the 1934 Act, if later, the date the Exercise Price for shares subject to such

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Option becomes fixed. Thereupon, except as provided in Section 12, each Option shall become exercisable in whole or in installments as set forth in the Stock Option Agreement. Where Options are exercisable in installments, the right to purchase any shares shall be cumulative, so that when the right to purchase any shares has matured, such shares may be purchased thereafter until the expiration of the Option. The Committee shall have the power to accelerate the exercisability of installments for any Option granted under this Plan but not to eliminate the initial six month period after the date of grant before which an Option may be exercised.

9. Stock Appreciation Rights. The Committee may, in its discretion, grant SARs under this Plan. SARs shall be subject to the following terms and conditions:

(a) Except as provided in paragraph (d) of this Section 9, each SAR shall relate to and have the same terms and conditions as a specific Option granted under this Plan (the related Option) and may be granted at the same time the related Option is granted or at any time thereafter prior to the last day on which the related Option may be exercised. Such SARs shall be subject to such additional terms and conditions as the Committee may specify as set forth in the SAR Agreement. SARs expire upon the death of the Participant, unless otherwise determined by the Committee. When any SAR is granted hereunder, the number of shares related thereto shall be deemed to have been issued as if subject to a grant of a Stock Option for that number of shares, and if the SAR is forfeited or lapses without being exercised it shall be governed by the provisions of Section 15(b) below.

(b) Each SAR shall entitle a Participant, upon surrender of an exercisable related Option, or an exercisable portion thereof, to receive from the Company an amount equal to the Fair Market Value on the surrender date of the shares that the Participant would have been entitled to purchase on that date pursuant to the related Option or portion thereof surrendered, less the amount that the Participant would have been required to pay to purchase such shares under the related Option. The amount shall be paid at the sole discretion of the Committee to the Participant in cash, Common Stock (which may include Restricted Stock), or a combination of cash and Common Stock. No fractional shares will be issued as a result of exercising a SAR. A Participant wishing to exercise a SAR shall give written notice of such exercise to the Company, and the day the Company receives such notice shall be the day on which the related Option or portion thereof shall be deemed surrendered.

(c) Any shares issued upon exercise of an Option may be issued in book entry form upon the records of the Company’s stock transfer agent and registrar or by one or more certificates. Shares issued in book entry form will be subject to the same restrictions as if issued by certificate. Certificates for Restricted Stock issued upon exercise of a SAR shall be deposited in escrow with the Company Treasurer. The Participant shall retain all rights in the Restricted Stock while it is held in escrow or book entry form, including but not limited to voting rights and the right to receive dividends, and may use such Restricted Stock for an Option exercise as provided for in Section 7 of this Plan. The Participant shall not otherwise have the right to transfer, dispose of or assign such shares until all of the Restrictions pertaining to such Restricted Stock lapse or are terminated, at which time the applicable Restricted Stock certificates shall be cancelled and new certificates representing unrestricted stock shall be issued and delivered to the Participant by the Company Treasurer. While held in escrow, the Restricted Stock certificates may carry a legend designating that they are not transferable except in accordance with this paragraph.

A Participant may elect in writing, before the date the Restrictions lapse and on a form acceptable to the Committee, to tender some or all of such Restricted Stock to the Company and receive in exchange therefor, at the expiration of the Restrictions, a cash payment equal to the Fair Market Value of the Restricted Stock tendered on the date such Restrictions lapse. The acceptance of any such election by a Participant shall be at the sole discretion of the Committee.

(d) The Committee may, in its discretion, grant SARs which are related to shares of Common Stock and which generally will have the same terms and conditions as described in Sections 6 and 7, but which are unrelated to Options. The shares to which such SARs relate shall be subject to the total share limitation specified in Section 2. Each SAR granted under this paragraph shall entitle the individual to receive from the Company, upon the exercise of the SAR, an amount equal to the Fair Market Value on the exercise date of the shares covered by the SAR, or the exercised portion thereof, less the Fair Market Value of such shares on the date the SAR was granted. The payment provisions set forth in Section 9(b) shall apply to such SARs.

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10. Restricted Stock Awards. In addition to the issuance of shares of Restricted Stock upon the exercise of Options (as provided in paragraph (b) of Section 7) or SARs (as provided in paragraph (b) of Section 9), the Committee may award shares of Restricted Stock. Shares of Restricted Stock awarded pursuant to this Section 10 shall be forfeited by the Participant to whom such shares are awarded if, before the vesting of the award of such shares, the employment of the Participant by the Company or an Associated Company is terminated other than in accordance with the terms of a Company or Associated Company retirement plan or by reason of the Participant’s death or disability. Recommendations for the grant of Awards under this Plan shall be made by management to the Committee. The Committee has the full and exclusive power to determine which employees of the Company or an Associated Company shall receive Awards; provided, however, that, subject to the limitations of this Plan, the Committee may delegate to management the authority to determine (a) which of those Company employees who are not Insiders are eligible for Awards hereunder, and (b) the number of shares of Common Stock to be awarded.

Grants of Restricted Stock shall be subject to the terms and conditions of the following provisions:

(a) Vesting. Except as otherwise provided in this Section 10, an Award shall mature and vest in such amounts and on such date or dates as are determined by the Committee with respect to such Award and only if the Participant who received the Award has been in the continuous employment of the Company or Associated Company from the date of the Award until such vesting date. The Committee shall have the power to accelerate the vesting of all or any portion of Restricted Stock received pursuant to an Award, but not to eliminate any holding period required under Section 16(b) of the 1934 Act. In the event of a Participant’s death during employment with the Company or Associated Company, all unvested Awards made to such Participant shall become fully vested and may pass by will or the laws of descent and distribution if such Participant was in the continuous employment of the Company or Associated Company from the date(s) of such Award(s) until the date of such Participant’s death. In the event of a Participant’s disability during employment with the Company, all unvested Awards made to such Participant shall become fully vested if such Participant was in the continuous employment of the Company or Associated Company from the date(s) of such Award(s) until the date of such Participant’s disability. For purposes of this Plan, an individual is disabled if, in the opinion of a physician selected by the Company, he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months.

(b) Terms and Conditions of Awards. Restricted Stock Awards made pursuant to this Plan shall be evidenced by Award Agreements in such form as the Committee shall, from time to time, approve, which Award Agreements shall comply with and be subject to the following terms and conditions:

(i) Number of Shares: Each such Award Agreement shall state the number of shares of Common Stock (subject to adjustment as provided herein) to which it pertains.

(ii) Restrictions: In addition to the restrictions required under this Plan, Common Stock covered by an Award shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, the forfeiture thereof, limitations on the right to vote such Common Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such time, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.

(iii) Forfeiture: Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable forfeiture restriction period, Common Stock that is at that time subject to forfeiture restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that forfeiture restrictions on Common Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part forfeiture restrictions on Common Stock.

(iv) Certificates for Shares: Common Stock awarded under this Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing shares of Common Stock or in book entry form. Any certificates representing shares of

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Common Stock subject to the restrictions imposed by this Plan or the Committee shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Common Stock.

(v) Nontransferability: Neither an Award nor the shares of Common Stock represented thereby may be assigned, transferred, pledged, hypothecated, sold or otherwise disposed of, in whole or in part, voluntarily or involuntarily, except by will or the laws of descent and distribution, any such assignment, transfer, pledge, hypothecation, sale or other disposition being void and of no effect.

(c) Other Provisions; Securities Registration. An Award under this Plan may be subject to such other provisions as counsel to the Company deems appropriate, including, without limitation, provisions imposing restrictions on resale or other disposition of such shares and such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements. The Company shall not be required to issue or deliver any certificate for Common Stock awarded under this Plan prior to the admission of such shares to listing on any stock exchange on which Common Stock at that time may be listed. If, at any time during the period after an Award under this Plan and the issuance of the certificate(s) for such shares, the Company shall be advised by its counsel that the shares deliverable upon vesting are required to be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law, or that delivery of such shares must be accompanied or preceded by a prospectus meeting the requirements of the Securities Act, the Company will use its best efforts to effect such registration or provide such prospectus not later than a reasonable time following an Award under this Plan, but delivery of a certificate for such shares by the Company may be deferred until such registration is effected or such prospectus is available.

All certificates for Common Stock delivered under the terms of this Plan shall be subject to such stop-transfer orders and other restrictions as counsel to the Company may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any stock exchange on which Common Stock may be listed. The Company may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to such shares.

(d) Government Regulations. The Company’s obligation to deliver shares of Common Stock awarded under this Plan is subject to the requirements of any governmental authority with jurisdiction over the authorization, issuance or sale of such shares.

11. Amendment, Modification, Suspension or Discontinuance of this Plan. Except as provided in the second sentence of this Section 11, the Board may amend, modify, suspend or discontinue this Plan for the purpose of meeting any changes in legal requirements or for any other purpose permitted by law. Except for any adjustments pursuant to Section 15 and amendments approved by the stockholders, the maximum number of shares (i) that may be awarded as Restricted Stock, (ii) that may be purchased pursuant to the exercise of Options and (iii) with respect to which SARs may be granted, may not be increased; the six month Option holding period set forth in Section 9 may not be waived; provisions of the Plan relating to the exercise or base price of Options or SARs granted pursuant to the Plan may not be amended; the administration of the Plan may not be withdrawn from the Committee; and payments for SARs may not exceed the amounts prescribed by Section 9.

12. Termination of Employment. If the employment of a Participant by the Company or an Associated Company shall be terminated, the following rules shall apply:

(a) Resignation in order to assume employment, approved by the Company’s Chief Executive Officer, with a governmental, charitable or educational institution, or business entity affiliated with the Company or an Associated Company:

When a Participant resigns to assume employment, approved by the Company’s Chief Executive Officer, with a governmental, charitable or educational institution, or business entity in which the Company or an Associated Company has an equity interest, the Committee may (i) authorize the continuation of Options, SARs or Restricted Stock granted prior to termination, including Options or SARs granted less than one year prior to such termination, as if the Participant were still employed by the Company or an Associated Company and (ii) permit the exercise of such Options or SARs during periods after such termination of employment but not beyond the original

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expiration date of the Option or SAR. Such actions will not be authorized to the extent they would cause outstanding ISOs to be considered to have been modified for purposes of Section 424(h) of the Code. Unless the Committee determines otherwise, termination of such approved employment, except to rejoin the Company or an Associated Company or accept other employment which would qualify under this paragraph (a), or divestiture by the Company or an Associated Company of its equity interest in such business entity shall be treated as a termination of employment pursuant to paragraph (b), (c) or (d) of this Section 12.

(b) Termination for any reason other than death, disability or resignation for approved employment pursuant to paragraph (a) above:

Any Option or SAR shall expire on the 30th day after such termination; provided that if the Participant’s employment terminates as a result of retirement in accordance with the terms of a Company or an Associated Company retirement plan, Options and, with the approval of the Committee, SARs, exercisable at retirement may be exercised up to five years from the date of retirement but not beyond the date the Option or SAR otherwise would have expired in accordance with the Stock Option Agreement or SAR Agreement establishing the term of the original grant. The Committee may accelerate the exercisability of installments for any Option or SAR, including those granted less than one year before such retirement. Further, the Committee, in its discretion, may extend the five-year period following commencement of retirement within which any particular Option or SAR may be exercised but not beyond the original expiration date of the Option or SAR.

(c) Death of Participant:

Except in the case of ISO’s, the Participant’s estate or beneficiaries shall have a period up to the later of one year after the Participant’s death or the expiration date specified in the Stock Option Agreement or SAR Agreement within which to exercise the Option or SAR. In the case of ISO’s, the Participant’s estate or beneficiaries may exercise an Option only until the expiration date specified in the Stock Option Agreement. Any Option or SAR may be immediately exercised in full by the Participant’s estate or beneficiaries. In the event the Participant’s estate is closed with exercisable Options or SARs then unexercised, the rights under this paragraph shall pass by will or the laws of descent and distribution.

(d) Disability of Participant:

Except in the case of an ISO, in the event of a Participant’s disability during employment, the Participant, or his or her guardian or legal representative shall have a period up to the expiration date specified in the Stock Option Agreement within which to exercise the Option or SAR. In the case of an ISO and in the event of a Participant’s disability during employment, the Participant, or his or her guardian or legal representative shall have a period up to the earlier of the expiration date specified in the Stock Option Agreement or one year after the disability within which to exercise an ISO. For purposes of this Plan, an individual is disabled if, in the opinion of a physician selected by the Company, he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period if not less than 12 months.

13. Cancellation of Option Grants, Restricted Stock and SARs. After Termination of Employment, if the employment by the Company or an Associated Company of any person granted an Option or SAR or awarded Restricted Stock under this Plan shall be terminated for any reason other than death, and, pursuant to paragraph (a), (b) or (d) of Section 12, one or more Options or SARs have not yet expired or the Restrictions pertaining to Restricted Stock awarded under Section 10 have not lapsed, the Committee, in its sole discretion, which may be delegated to the Chief Executive Officer of the Company or to the Chairman of the Committee, may cancel any such Options or SARs at any time prior to the exercise thereof or declare forfeited any such Restricted Stock before the related Restrictions lapse unless the following conditions are met:

(a) The Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Chief Executive Officer of the Company, is or becomes competitive with the Company or an Associated Company, or which is or becomes otherwise prejudicial to or in conflict with the interests of the Company or an Associated Company. The judgment of the Chief

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Executive Officer shall be based on the Participant’s positions and responsibilities while employed by the Company or an Associated Company, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company or an Associated Company and the other organization or business, the effect on the Company’s or an Associated Company’s customers, suppliers and competitors of the Participant’s assuming the post-employment position, and such other considerations as are deemed relevant given the applicable facts and circumstances. The Participant shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 10 percent equity interest in the organization or business.

(b) The Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company or an Associated Company, or use in other than the Company’s or an Associated Company’s business, any confidential information or material relating to the business of the Company or an Associated Company, acquired by the Participant either during or after employment with the Company or an Associated Company.

14. Nonassignability.

(a) Except as set forth in paragraphs (b) and (c) below, no Option, SAR, Restricted Stock or any other benefit under this Plan shall be transferable otherwise than by will or the laws or descent or distribution or, except for ISOs, pursuant to a qualified domestic relations order (as defined in Section 414(p)(1)(B) of the Code and which satisfies Section 414(p)(1)(A) of the Code); and no Option or SAR shall be exercisable during the lifetime of the person to whom it was granted except by such person or by such person’s guardian or legal representative.

(b) Where a Participant terminates employment in order to assume a position with a governmental, charitable or educational institution and retains Options or SARs pursuant to paragraph (a) of Section 12, the Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust) acceptable to the applicable governmental or institutional authorities, the Participant and the Committee, to exercise Options and SARs.

(c) A Participant may assign his rights in Options or SARs to members of his immediate family (spouse, children, and parents) or to trusts of which the only beneficiaries are the Participant or members of his immediate family and the Participant’s assignees shall be entitled to exercise such Participant’s rights if, at the time of such assignment, (i) such Participant is not a director or officer of the Company or An Associated Company who is subject to the limitations of Section 16(b) of the 1934 Act and (ii) the Committee approves in writing and in advance the assignment proposed by such Participant.

15. Adjustments.

(a) In the event of a stock split or stock dividend, combination or reclassification of shares, the number of shares of Common Stock reserved under this Plan, including shares covered by outstanding Options and SARs, the Option price of outstanding Options, and the appropriate Fair Market Value for outstanding SARs, shall be adjusted proportionately. In the event of any other change affecting the Common Stock, such adjustments as may be deemed equitable by the Board shall be made to give proper effect to such event. The Committee may make adjustments to avoid fractional shares.

(b) If any Option or SAR granted hereunder should expire or terminate for any reason other than the exercise of a related Option or SAR without having been exercised in full or shares of Restricted Stock shall be forfeited, the forfeited shares and the unpurchased shares (or the shares with respect to which a SAR was unexercised) shall again become available for the granting of Options or SARs or awarding of Restricted Stock while the Plan remains in effect. If an unexpired Option granted hereunder should be surrendered in connection with the exercise of a related SAR, or if any SAR without a related Option shall be exercised, any shares covered by the SAR, but not delivered as payment, shall not again become available for the granting of Options or SARs. SARs which terminate with the related Option still exercisable are excluded from this paragraph (b).

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16. Government Regulations. The Company’s obligation to sell and deliver shares or make payments under an Option or SAR granted under this Plan is subject to the requirements of any governmental authority with jurisdiction over the authorization, issuance or sale of such shares.

17. Notice. Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the Chairman of the Committee or to the Chief Executive Officer of the Company, and shall become effective when it is received by the office of such Chairman or the Chief Executive Officer.

18. Company Benefit and Compensation Plans. Nothing contained in this Plan shall prevent any Participant prior to death, or the Participant’s dependents or beneficiaries after the associate’s death, from receiving, in addition to any Options or SARs provided for under this Plan, any salary, incentive or performance plan awards, payments under a Company or an Associated Company retirement plan or other benefits that may be otherwise payable or distributable to such Participant, or to the Participant’s dependents or beneficiaries under any other plan or policy of the Company or an Associated Company or otherwise. To the extent permitted by law, Options or SARs under this Plan may be made in combination with, or as alternatives to, grants, awards or payments under other Company or an Associated Company plans.

19. Representations and Warranties. No employee shall at any time have a right to be selected as a participant in this Plan, nor having been selected as a participant for one grant to be selected as a participant for any other grant, and no person shall have any authority to enter into any agreement assuring such selection or making any warranty or representation with respect thereto. A Participant shall have no rights to or interest in any Option or SAR except as set forth herein.

20. Unfunded Plan. Insofar as it provides for grants of cash and Common Stock, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash or Common Stock under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash or Common Stock, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Board nor the Committee be deemed to be a trustee of any cash or Common Stock to be granted under this Plan. Any liability of the Company to a Participant with respect to a grant of cash or Common Stock under this Plan shall be based solely upon any contractual obligations that may be created by this Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

21. Governing Law. This Plan and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code, shall be governed by the laws of the State of Georgia and construed accordingly.

22. Effective Date and Termination. This Plan shall become effective on the date it is approved by the holders of a majority of the shares of Common Stock then outstanding. No Options, SARs or shares of Restricted Stock may be granted or awarded by the Committee prior to such date. No Incentive Stock Options may be granted on or after the tenth anniversary of such date. This Plan shall terminate on the date the Board declares it terminated and no Restricted Stock, Options or SARs may be awarded or granted hereunder after such date.

The undersigned, being the duly elected Secretary of Jameson Inns, Inc., does hereby certify that the foregoing Plan was approved by the Board of Directors on September 26, 2003, and by the stockholders of the Company on December             , 2003.

Secretary

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